[LOGO] State Street Research                                [PHOTO]

       Capital Fund
--------------------------------------------------------------------------------

                                                   Annual Report to Shareholders
                                                   September 30, 1999

-------------------------
In this Report
-------------------------

                    Why this
                         Bull Market
                        Has Been a Bear for
                          Many Investors

                                    [PHOTO]

                                      plus

                                           The U.S. Economy:
                                           As Good as it Was, as Good as it Gets

                                           Measuring Market Breadth

                                           Fund Portfolio and Financials

      Contents

2     12 Month Review
      A look at the fund and its market
      environment over the past 12 months

6     Performance in Perspective
      The most recent performance in the
      context of the fund's track record

8     The Fund in Detail
      Portfolio holdings, financials and notes

--------------------------------------------------------------------------------

From the Chairman

75 Years Ago

State Street Research introduced one of the nation's first mutual funds and pioneered management and research methods that have become industry standard today. We were also one of the first firms to provide candid commentary on fund performance. And in recent years, we have been recognized for our prospectus simplification and plain English communications.

[PHOTO]

Ralph F. Verni

Our newly designed shareholder reports come out of that same tradition. We think the educational format, lively graphics and plain English style will make it easier for you to understand how your fund performed -- and why. We hope you agree.

We're proud to celebrate 75 years of excellence. But as we get ready to turn the calendar to the year 2000, our focus is on the future. With this report we are pleased to announce the appointment of Cathy Dudley as new portfolio manager for Capital Fund.

We thank you for your confidence.


Sincerely,

/s/ Ralph F. Verni

Ralph F. Verni
Chairman, State Street Research
September 30, 1999

--------
12 Month Review Management's Discussion of Fund Performance Part 1
--------

                            How State Street Research
                             Capital Fund Performed

In a year that was generally favorable for common stocks, the fund generated a significant return for shareholders, gaining 26.75%.(1) However, that was lower than the 37.19% return of the Russell mid-cap Growth Index(2).

Reasons for the Fund's Performance

The fund benefited from its investments in technology and consumer services stocks during the period. The fund's investments in the lagging health care services sector were a drag on performance. Finally, rising interest rates hurt financial services stocks, although the fundamental business prospects for the financial group remained solid.

                                                         Class A Shares(1)

                                                             [GRAPHIC]

                                                               26.75%

How the Fund is Positioned
for the Period Ahead

Going forward, we continue to focus on three industry sectors: consumer discretionary, technology and financial services. We have concentrated approximately 75% of the fund's assets in the different industries within these three sectors because we believe they should continue to benefit from a strong economy, high employment and rising discretionary income. We have underweighted our investment in health care stocks as election year issues and proposed legislation continue to cloud the sector's near-term prospects, but will revisit the sector for companies with strong growth characteristics.

Our Outlook

As the U.S. economy continues to move ahead at a slow but steady pace and the global economy appears poised for a rebound, we believe that earnings growth should remain strong in the sectors that the fund has emphasized. Higher interest rates could foil this outlook, but so far the Federal Reserve Board seems inclined to manage rates with a careful hand.

                                                        Russell Mid-Cap
                                                        Growth Index(2)

                                                          [GRAPHIC]

                                                            37.19%

More Management's Discussion of Fund Performance on pages 6 and 7.  |_|

We are optimistic that a robust U.S. economy and a confident, free-spending American consumer have the potential to keep this market moving forward for another year.

Because financial markets and mutual fund strategies are constantly evolving, it's possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2 State Street Research Capital Fund

        ------------------------------------------------------------------------
[PHOTO] The Fund at a Glance as of 9/30/99
        ------------------------------------------------------------------------

        State Street Research Capital Fund is a stock fund with a growth approach to mid-cap investing.

Total net assets: $781 million

Top 10 Holdings

    Issuer/security              % of fund assets

 1  AMFM                                     3.4%

 2  Clear Channel Communications             3.1%

 3  Outdoor Systems                          2.5%

 4  Royal Caribbean Cruises                  2.4%

 5  Valassis Communications                  2.4%

 6  Sybron                                   2.3%

 7  Concord Efs                              2.3%

 8  Altera                                   2.3%

 9  Danaher                                  2.3%

10  Harley-Davidson                          2.3%

    Total                                   25.3%

See page 11 for more detail.

Top 5 Industries
% of fund assets

-------------------------------------
Communications, Media
& Entertainment                 10.1%
-------------------------------------

-------------------------------------
Retail                           9.8%
-------------------------------------

-------------------------------------
Electronics: Semi-Conductor/
Components                       8.6%
-------------------------------------

-------------------------------------
Financial Data Processing
Services & Systems               7.8%
-------------------------------------

-------------------------------------
Communications
Technology                       7.6%
-------------------------------------

Performance: Class A
Year ended 9/30/99: 26.75%(1)

Fund average annual total return(3)

    1 Year       5 Years     10 Years
----------------------------------------
    19.47%        9.58%       12.62%

See pages 6 and 7 for data on other share classes.

Russell Mid-Cap Growth Index(2)

    1 Year       5 Years     10 Years
----------------------------------------
    37.19%       19.45%       15.13%

Ticker Symbols

State Street Research Capital Fund   Class A: SCFAX   Class B(1): SCFPX*
Class B: SCFBX   Class C: SCFDX   Class S: SCFCX

As Good as it Was, as Good as it Gets

Add one more year to one of the most prosperous economic cycles of the century. 1998 ended with a burst of unexpected strength. And although the pace has slowed just enough to keep inflation under control in 1999, the Federal Reserve Board made good on its promise to continue to keep a lid on inflation for the future. The Fed raised short-term interest rates twice between June and August.

But inflationary pressure has begun to mount. Soaring energy prices pushed the Consumer Price Index up 2.3%, compared to 1.6% one year ago. Households continue to spend more than they earn as home and auto sales remain robust. Consumer confidence hit a record high in June, but fell during July, August and September. For younger and less wealthy Americans, confidence has been on a downward trend for some time.

Higher interest rates have hurt bonds more than stocks. Most bonds lost ground as the yield on the 30-year U.S. Treasury benchmark rose above 6.0% in June and stayed there until late in the period. The S&P 500(4), a broad measure of common stock performance, rose 27.79%. However, a disproportionate share of the market's gains belonged to large-company growth stocks. Outside the top 50 stocks, returns have been flat to down for the period. That means the average investor is looking at a portfolio that is out of step with the S&P 500.

  Inflationary Pressure
  Has Started to Build

[The following table was represented as a bar chart in the printed material.]

                           Q4'98             1.6%
                           Q1'99             1.6%
                           Q2'99             2.1%
                           Q3'99             2.3%

  Source: Haver Analytics. Bureau of Economic Analysis.

--------------------------------------------------------------------------------
(1)   Does not reflect sales charge.

(2) The Russell Mid-Cap Growth Index contains only those stocks within the complete Russell Mid-Cap Index (a mid-sized company index) that show above average growth. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3)   At maximum applicable sales charge.

(4) The S&P 500 (Officially the "Standard & Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

*Proposed

[GRAPHIC] The Way We Think

                              Why this Bull Market
                                 Has Been a Bear
                               for Many Investors

                                                                       [GRAPHIC]

It's been another good year for stocks. But the markets' double digit gains have not necessarily filtered down to the average investor. The reason? A phenomenon called market breadth, a technical measure of how many stocks are participating in the market's current trend. For the past year, market breadth has been narrow, and that's generally bad.

Beyond the Box Scores

When market breadth is narrow, it means that only a handful of stocks have shared in the biggest gains. For example, although the S&P 500, a broad measure of common stock performance, gained 28.7% in 1998, the top 50 stocks in the index were up 40.0%. Since January, the technology driven Nasdaq has risen a stunning 25.24% while the average New York Stock Exchange stock has lost 20%.

When the top-performing group of stocks diverges sharply from the average, it also puts pressure on mutual funds. Funds that owned a broad list of stocks, or focused on value, or small- or mid-cap stocks, were left out of the party. Even funds that owned big winners, such as Microsoft, Cisco and Intel, were destined to lag unless they overweighted them. And most managers are reluctant to concentrate their investments in any one small group of stocks because it can be risky and less rewarding over the long term.

Narrow Markets Give Way

Historical data suggest that a narrow market trend is less sustainable than a broad one. Narrow markets eventually give way. They either broaden to take other stocks up with them, or they get pulled down under the weight of the rest of the market.

And the type of investment that leads the market changes. For four years

[GRAPHIC]                   The Year's Hits & Misses                   [GRAPHIC]
--------------------------------------------------------------------------------

Univision Communications

is the nation's largest producer of Hispanic programming for television. A strong demographic story has helped the firm succeed in raising advertising revenues from major American companies. The Hispanic market is the fastest growing ethnic market in the U.S. The population is also younger and households are larger than the national average. Univision Communications is the dominant player in the Hispanic television market. Earnings have multiplied four-fold over the past year, and we believe the company continues to have unrealized growth potential. An outstanding performer, Univision Communications is the twelfth largest holding in the fund.

J.D. Edwards & Co.

produces enterprise software designed to help mid-sized industrial companies improve their manufacturing efficiencies. The stock was brought down earlier this year, along with industry leaders SAP and Baan, two firms that focus on the large-company segment of the market. The reason? As Y2K approaches, firms began to balk at the massive spending and sweeping organizational changes associated with major software conversions. Revenue and profit disappointments resulted, and J.D. Edwards stock price collapsed. However, we continue to own the stock because we believe the business is fundamentally sound and we are optimistic that it will get back on track in the year ahead.


4 State Street Research Capital Fund
running, large-company growth stocks have been the strongest performers [see table]. However, between 1993-1994 the Morgan Stanley Capital International EAFE Index(5), a broad measure of foreign stock market performance, topped the charts. In 1991-1992, the Russell 2000 Index(6), which tracks the performance of small stocks, was king of the hill. And in 1990, the last year the stock market suffered a serious correction, bonds beat stocks.

Top Performing Indexes
1990 -- 1998

--------------------------------------------------------------------------------
1990 Lehman Bros Aggregate Bond Index(7)              8.96%
--------------------------------------------------------------------------------
1991 Russell 2000 Growth(8)                          51.18%
--------------------------------------------------------------------------------
1992 Russell 2000 Value                              29.15%
--------------------------------------------------------------------------------
1993 MSCI EAFE                                       32.57%
--------------------------------------------------------------------------------
1994 MSCI EAFE                                        7.78%
--------------------------------------------------------------------------------
1995 S&P 500/Barra Growth(9)                         38.13%
--------------------------------------------------------------------------------
1996 S&P 500/Barra Growth                            23.97%
--------------------------------------------------------------------------------
1997 S&P 500/Barra Growth                            36.52%
--------------------------------------------------------------------------------
1998 S&P 500/Barra Growth                            42.16%
--------------------------------------------------------------------------------

A Rare Divergence

In fact, the period between 1995-1999 has been an anomaly for the stock market. The last time there was such a sharp divergence between the top and bottom of the market was in 1972-1973, when investor attention focused on a narrow band of stocks known as the "nifty fifty." However, the aftermath of that period was devastating for some of the most popular stocks of the period, such as Polaroid, Burroughs, and Emery Air Freight. It's hard to imagine some of today's high flyers sharing a similar fate, but back then it was hard to imagine they wouldn't keep going higher.

Lessons of the Past

The key lesson for investors today is that diversification still makes sense.
It doesn't necessarily result in top performance in the short term, but when the market broadens, you'll already be on board.

A Closer Look [GRAPHIC]

Measuring
Market Breadth

In order to measure the underlying strength of the stock market, technicians study the relationship between the number of stocks that have advanced versus the number that have declined. They're also interested in how many stocks are hitting new highs compared to those hitting new lows. The math is simple. They subtract decliners from advancers and new lows from new highs and plot the results on daily charts in order to create trend lines. When few stocks participate in a trend or trendsetters cluster in a certain segment of the market, market breadth is narrow and the trend is unconfirmed. When many stocks are participating, market breadth is broad and the trend is considered strong and sustainable.

What's Changed? State Street Research Capital Fund
--------------------------------------------------------------------------------

Top Five Sectors % of Fund Assets

September 30, 1998

[The following table was represented as a pie chart in the printed material.]

Consumer Discretionary              42.7%
Financial Services                  13.8%
Technology                          12.4%
Health Care                         11.0%
Other Energy                         3.7%

September 30, 1999

[The following table was represented as a pie chart in the printed material.]

Consumer Discretionary              35.9%
Financial Services                   9.6%
Technology                          28.1%
Producer Durables                    6.4%
Utilities                            6.0%

--------------------------------------------------------------------------------
(5) The Morgan Stanley EAFE Index comprises stocks from Europe, Australasia, and the Far East. The index is unmanaged and does not take sales charges into consideration. It is not possible to invest directly in the index.

(6) The Russell 2000 Index is an index of the 2000 smallest stocks within the Russell 3000 Index. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

(7) The Lehman Brothers Aggregate Bond Index comprises more than 5,000 taxable government bonds, investment-grade corporate bonds, and mortgage backed securities. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(8) The Russell 2000 Growth Index contains only those stocks within the complete Russell 2000 Index (a small company index) that show above average growth. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(9) The S&P 500/Barra Growth Index contains growth companies with low book-to-price ratios. It is the complementary part of the S&P 500/Barra Value Index. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

[GRAPHIC]
-----------
Performance in Perspective Management's Discussion of Fund Performance Part 2
-----------

                  Performance Figures as of September 30, 1999

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is never a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance.Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period-- say, five years-- in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Ten Years

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load
-------

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.25%

                                                                Life of Fund
Cumulative Total Return            1 Year    5 Years  10 Years    (3/25/84)
(does not reflect             --------------------------------------------------
sales charge)                      26.75%    67.63%    248.38%     756.27%

                                                                Life of Fund
Average Annual Total Return        1 Year    5 Years  10 Years    (3/25/84)
(at maximum applicable        --------------------------------------------------
sales charge)                      19.47%     9.58%    12.62%      14.39%

$10,000 Over Ten Years

[The following table was represented as a line graph in the printed material.]

               Class A        S & P 500     Russell Mid-Cap Growth Index
               -------        ---------     ----------------------------
"89"             9425           10000                  10000
"90"             7463            9076                   8402
"91"            11484           11898                  12510
"92"            12327           13212                  13664
"93"            19109           14925                  16428
"94"            19588           15474                  16826
"95"            26826           20071                  21818
"96"            29541           24149                  25381
"97"            31644           33912                  32905
"98"            25904           36992                  29822
"99"            32835           47270                  40913

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1) Back Load for accounts opened after 1/1/99
----------

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                                Life of Fund
Cumulative Total Return            1 Year    5 Years  10 Years    (3/25/84)
(does not reflect              -------------------------------------------------
sales charge)                      25.74%    61.25%    232.20%     716.51%

                                                                Life of Fund
Average Annual Total Return        1 Year    5 Years  10 Years    (3/25/84)
(at maximum applicable         -------------------------------------------------
sales charge)                      20.74%     9.75%    12.76%      14.48%

$10,000 Over Ten Years

[The following table was represented as a line graph in the printed material.]

               Class B(1)        S & P 500     Russell Mid-Cap Growth Index
               ----------        ---------     ----------------------------
"89"              10000            10000                   10000
"90"               7919             9076                    8402
"91"              12185            11898                   12510
"92"              13079            13212                   13664
"93"              20240            14925                   16428
"94"              20602            15474                   16826
"95"              27998            20071                   21818
"96"              30611            24149                   25381
"97"              32530            33912                   32905
"98"              26420            36992                   29822
"99"              33220            47270                   40913

--------------------------------------------------------------------------------


6 State Street Research Capital Fund

--------------------------------------------------------------------------------
Class B Back Load for accounts opened before 1/1/99
-------

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                                Life of Fund
Cumulative Total Return            1 Year    5 Years  10 Years    (3/25/84)
(does not reflect              -------------------------------------------------
sales charge)                      25.74%    61.25%    232.20%     716.51%

                                                                Life of Fund
Average Annual Total Return        1 Year    5 Years  10 Years    (3/25/84)
(at maximum applicable         -------------------------------------------------
sales charge)                      20.74%     9.75%    12.76%      14.48%

$10,000 Over Ten Years

[The following table was represented as a line graph in the printed material.]

               Class B        S & P 500     Russell Mid-Cap Growth Index
               -------        ---------     ----------------------------
"89"            10000           10000                  10000
"90"             7919            9076                   8402
"91"            12185           11898                  12510
"92"            13079           13212                  13664
"93"            20240           14925                  16428
"94"            20602           15474                  16826
"95"            27998           20071                  21818
"96"            30611           24149                  25381
"97"            32530           33912                  32905
"98"            26420           36992                  29822
"99"            33220           47270                  40913

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Level Load
-------

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                                Life of Fund
Cumulative Total Return            1 Year    5 Years  10 Years    (3/25/84)
(does not reflect              -------------------------------------------------
sales charge)                      25.77%    61.39%    232.85%     718.11%

                                                                Life of Fund
Average Annual Total Return        1 Year    5 Years  10 Years    (3/25/84)
(at maximum applicable         -------------------------------------------------
sales charge)                      24.77%    10.05%    12.78%      14.49%

$10,000 Over Ten Years

[The following table was represented as a line graph in the printed material.]

               Class C        S & P 500     Russell Mid-Cap Growth Index
               -------        ---------     ----------------------------

"89"            10000           10000                  10000
"90"             7919            9076                   8402
"91"            12185           11898                  12510
"92"            13079           13212                  13664
"93"            20220           14925                  16428
"94"            20414           15474                  16826
"95"            28063           20071                  21818
"96"            30654           24149                  25381
"97"            32573           33912                  32905
"98"            26464           36992                  29822
"99"            33285           47270                  40913

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S Special Programs
-------

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o     No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                                                Life of Fund
Cumulative Total Return            1 Year    5 Years  10 Years    (3/25/84)
(does not reflect              -------------------------------------------------
sales charge)                      27.06%    69.61%    254.91%     772.34%

                                                                Life of Fund
Average Annual Total Return        1 Year    5 Years  10 Years    (3/25/84)
(at maximum applicable         -------------------------------------------------
sales charge)                      27.06%    11.15%    13.50%      14.97%

$10,000 Over Ten Years

[The following table was represented as a line graph in the printed material.]

               Class S        S & P 500     Russell Mid-Cap Growth Index
               -------        ---------     ----------------------------

"89"            10000           10000                  10000
"90"             7919            9076                   8402
"91"            12185           11898                  12510
"92"            13079           13212                  13664
"93"            20333           14925                  16428
"94"            20925           15474                  16826
"95"            28729           20071                  21818
"96"            31719           24149                  25381
"97"            34040           33912                  32905
"98"            27934           36992                  29822
"99"            35491           47270                  40913

--------------------------------------------------------------------------------

A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts.

The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 (officially, the "Standard & Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

Class B(1) was introduced January 1, 1999.

[GRAPHIC]
------------------
The Fund in Detail
--------

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year and give a summary of operations on a per share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

                                                                         [PHOTO]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 9 to 22 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, check the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To get a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


8 State Street Research Capital Fund

About the Fund
--------------------------------------------------------------------------------

Business structure

State Street Research Capital Fund is a mutual fund. A mutual fund allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Capital Trust, a Massachusetts business trust and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversee the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities (see inside back cover for trustee information).

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value and handles related services.

The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company, better known as MetLife. State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and strategy

The fund seeks to provide maximum capital appreciation by investing primarily in common stocks of emerging growth companies and of companies considered to be undervalued special situations, as determined by the fund's investment manager.

Share classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.


            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

      o Listed securities -- The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

      o Over-the-counter securities -- The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

      o Securities maturing within sixty days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

      o     Interest -- The fund accrues interest daily as it earns it.

      o     Cash dividends -- The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or loses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income. The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

      o Dividends from net investment income -- The fund ordinarily declares and pays these annually, if any.

      o Net realized capital gains -- The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it intends to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The Fund pays expenses as follows:

      o Expenses attributed to the fund -- The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

      o Expenses attributed to the trust of which the fund is a series-- These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Example of these expenses include the legal fees and trustees fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.

The fund's securities and investment practices carry certain risks.


The text and notes are an integral part of the financial statements.

10 State Street Research Capital Fund

Portfolio Holdings  September 30, 1999
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Key to symbols

*     Denotes a security which has not paid a dividend during the last year.

+ Denotes an American Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.
--------------------------------------------------------------------------------

                                                                        Market
      Issuer                                               Shares       Value
      ==========================================================================

      Common Stocks 99.4% of net assets

      Automobiles & Transportation
      2.3% of net assets
      ==========================================================================

      Miscellaneous Transportation 2.3%
      --------------------------------------------------------------------------
(10)  Harley-Davidson Inc.                                350,400    $17,541,900
      --------------------------------------------------------------------------
        Motorcycles
      Total Automobiles & Transportation                              17,541,900
                                                                     -----------

      Consumer Discretionary 35.9% of net assets
      ==========================================================================

      Advertising Agencies 6.8%
      --------------------------------------------------------------------------
(3)   Outdoor Systems Inc.*                               553,293     19,780,225
      --------------------------------------------------------------------------
        Outdoor Advertising
      --------------------------------------------------------------------------
(5)   Valassis Communications  Inc.*                      428,300     18,818,431
      --------------------------------------------------------------------------
        Printing & Publishing
      --------------------------------------------------------------------------
      Young & Rubicam Inc.                                330,500     14,542,000
      --------------------------------------------------------------------------
                                                                      53,140,656
                                                                     -----------

      Casinos/Gambling, Hotel/Motel 1.0%
      --------------------------------------------------------------------------
      Harrah's Entertainment Inc.*                        279,000      7,742,250
                                                                     -----------

      Commercial Services 4.8%
      --------------------------------------------------------------------------
      America Online Inc.*                                145,800     15,163,200
      --------------------------------------------------------------------------
      Cendant Corp.*                                      697,461     12,379,932
      --------------------------------------------------------------------------
      Central Parking Corp.                                92,000      2,691,000
      --------------------------------------------------------------------------
      Cintas Corp.                                        109,900      6,353,594
      --------------------------------------------------------------------------
      Netzero Inc.*                                        23,200        603,200
      --------------------------------------------------------------------------
                                                                      37,190,926
                                                                     -----------

      Communications, Media & Entertainment 10.1%
      --------------------------------------------------------------------------
(1)   AMFM Inc.*                                          430,118     26,183,433
      --------------------------------------------------------------------------
        Broadcasting
      --------------------------------------------------------------------------
(2)   Clear Channel
        Communications Inc.*                              298,720     23,860,260
      --------------------------------------------------------------------------
        TV Radio Stations
      --------------------------------------------------------------------------
      Infinity Broadcasting
        Corp. Cl. A*                                      168,600      4,942,088
      --------------------------------------------------------------------------
      Insight Communications Inc.*                         81,000      2,318,625
      --------------------------------------------------------------------------
      SFX Entertainment, Inc. Cl. A*                      154,200      4,703,100
      --------------------------------------------------------------------------
      Univision Communications Inc. Cl. A*                206,200     16,779,525
      --------------------------------------------------------------------------
                                                                      78,787,031
                                                                     -----------

      Consumer Electronics 0.3%
      --------------------------------------------------------------------------
      Electronic Arts Inc.*                                26,400      1,939,854
                                                                     -----------


            The text and notes are an integral part of the financial statements.

Portfolio Holdings September 30, 1999 CONTINUED

                                                                        Market
      Issuer                                               Shares       Value
      ==========================================================================

      Leisure Time 2.4%
      --------------------------------------------------------------------------
(4)   Royal Caribbean Cruises Ltd.                        421,400    $18,963,000
      --------------------------------------------------------------------------
        Recreation

      Printing & Publishing 0.4%
      --------------------------------------------------------------------------
      Central Newspapers Inc. Cl. A                        78,100      3,475,450
                                                                     -----------

      Restaurants 0.3%
      --------------------------------------------------------------------------
      Outback Steakhouse Inc.*                             81,200      2,068,063
                                                                     -----------

      Retail 9.8%
      --------------------------------------------------------------------------
      Ann Taylor Stores Corp.*                             56,300      2,301,263
      --------------------------------------------------------------------------
      Circuit City Stores Inc.                            287,500     12,128,906
      --------------------------------------------------------------------------
      Family Dollar Stores Inc.                           704,400     14,880,450
      --------------------------------------------------------------------------
      Jones Apparel Group Inc.*                           538,378     15,478,367
      --------------------------------------------------------------------------
      Linens 'n Things Inc.*                              333,700     11,262,375
      --------------------------------------------------------------------------
      Men's Wearhouse, Inc.*                              252,012      5,418,258
      --------------------------------------------------------------------------
      USA Networks Inc.*                                  395,427     15,322,796
      --------------------------------------------------------------------------
                                                                      76,792,415
                                                                     -----------
      Total Consumer Discretionary                                   280,099,645
                                                                     -----------

      Consumer Staples 1.4% of net assets
      ==========================================================================

      Drug & Grocery Store Chains 1.4%
      --------------------------------------------------------------------------
      CVS Corp.                                           274,000     11,182,625
                                                                     -----------
      Total Consumer Staples                                          11,182,625
                                                                     -----------

      Financial Services 9.6% of net assets
      ==========================================================================

      Banks & Savings & Loan 1.1%
      --------------------------------------------------------------------------
      TCF Financial Corp.                                 294,300      8,405,944
                                                                     -----------

      Financial Data Processing Services & Systems 7.8%
      --------------------------------------------------------------------------
      Bisys Group Inc.*                                   131,800      6,182,244
      --------------------------------------------------------------------------
(7)   Concord EFS Inc.*                                   877,800     18,104,625
      --------------------------------------------------------------------------
        Financial Data Processing Services and Systems
      --------------------------------------------------------------------------
      Fiserv Inc.*                                        527,175     17,133,187
      --------------------------------------------------------------------------
      Nova Corp.*                                         151,200      3,780,000
      --------------------------------------------------------------------------
      Paychex Inc.                                        258,950      8,836,669
      --------------------------------------------------------------------------
      Sungard Data Systems Inc.*                          271,200      7,135,950
      --------------------------------------------------------------------------
                                                                      61,172,675
                                                                     -----------

      Miscellaneous Financial 0.7%
      --------------------------------------------------------------------------
      Heller Financial Inc. Cl. A                         250,300      5,631,750
                                                                     -----------
      Total Financial Services                                        75,210,369
                                                                     -----------

      Health Care 4.4% of net assets
      ==========================================================================

      Drugs & Biotechnology 0.3%
      --------------------------------------------------------------------------
      Genetech Inc.*                                       14,500      2,121,531
                                                                     -----------

      Health Care Facilities 0.2%
      --------------------------------------------------------------------------
      Health Management
        Associates, Inc. Cl. A*                           207,750      1,532,156
                                                                     -----------

      Health Care Services 1.0%
      --------------------------------------------------------------------------
      Lincare Holdings Inc.*                              292,300      7,791,622
                                                                     -----------

      Hospital Supply 2.9%
      --------------------------------------------------------------------------
      Biomet Inc.                                         171,300      4,507,332
      --------------------------------------------------------------------------
(6)   Sybron International Corp.*                         681,600     18,318,000
      --------------------------------------------------------------------------
        Dental Laboratory Products
      --------------------------------------------------------------------------
                                                                      22,825,332
                                                                     -----------
      Total Health Care                                               34,270,641
                                                                     -----------

      Materials & Processing 0.8% of net assets
      ==========================================================================

      Containers & Packaging 0.8%
      --------------------------------------------------------------------------
      Aptar Group Inc.                                    221,500      5,925,125
                                                                     -----------
      Total Materials & Processing                                     5,925,125
                                                                     -----------

      Other Energy 4.5% of net assets
      ==========================================================================

      Oil & Gas Producers 2.0%
      --------------------------------------------------------------------------
      Apache Corp.                                        143,600      6,201,725
      --------------------------------------------------------------------------
      Burlington Resources Inc.                           250,300      9,198,525
      --------------------------------------------------------------------------
                                                                      15,400,250
                                                                     -----------

      Oil Well Equipment & Services 2.5%
      --------------------------------------------------------------------------
      BJ Services Co.*                                    223,500      7,110,094
      --------------------------------------------------------------------------
      Noble Drilling Corp.*                               322,500      7,054,687
      --------------------------------------------------------------------------
      Weatherford International Inc.*                     183,000      5,856,000
      --------------------------------------------------------------------------
                                                                      20,020,781
      --------------------------------------------------------------------------
      Total Other Energy                                              35,421,031
                                                                     -----------

      Producer Durables 6.4% of net assets
      ==========================================================================

      Miscellaneous Equipment 2.3%
      --------------------------------------------------------------------------
(9)   Danaher Corp.                                       334,100     17,602,894
      --------------------------------------------------------------------------
        Hand Tools, Auto Parts

      Production Technology Equipment 3.1%
      --------------------------------------------------------------------------
      JDS Uniphase Corp.*                                  23,700      2,697,356
      --------------------------------------------------------------------------
      KLA-Tencor Corp.*                                   250,000     16,250,000
      --------------------------------------------------------------------------
      Lam Research Corp.*                                  44,900      2,738,900
      --------------------------------------------------------------------------
      Novellus Systems Inc.*                               40,400      2,724,475
      --------------------------------------------------------------------------
                                                                      24,410,731
                                                                     -----------

      Telecommunications Equipment 1.0%
      --------------------------------------------------------------------------
      American Tower Corp. Cl. A*                         412,300      8,065,619
                                                                     -----------
      Total Producer Durables                                         50,079,244
      --------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

12 State Street Research Capital Fund

                                                                        Market
      Issuer                                               Shares       Value
      ==========================================================================

      Technology 28.1% of net assets
      ==========================================================================

      Communications Technology 7.6%
      --------------------------------------------------------------------------
      ADC Telecommunications Inc.*                        137,700     $5,774,794
      --------------------------------------------------------------------------
      Ciena Corp.*                                         57,900      2,063,070
      --------------------------------------------------------------------------
      Comverse Technology Inc.*                            87,400      8,242,912
      --------------------------------------------------------------------------
      Covad Communications Group Inc.*                     58,000      2,528,437
      --------------------------------------------------------------------------
      CSG Systems International Inc.*                     636,100     17,433,116
      --------------------------------------------------------------------------
      General Instrument Corp.*                            89,000      4,283,125
      --------------------------------------------------------------------------
      Inktomi Corp.*                                       30,600      3,672,956
      --------------------------------------------------------------------------
      Internap Network Services Corp.*                     10,900        486,413
      --------------------------------------------------------------------------
      Juniper Networks Inc.*                               14,500      2,653,500
      --------------------------------------------------------------------------
      Network Solutions Inc. Cl. A*                        91,000      8,360,625
      --------------------------------------------------------------------------
      NorthPoint Communications
        Group Inc.*                                       101,800      1,883,300
      --------------------------------------------------------------------------
      Paradyne Networks Inc.*                              70,700      1,979,600
      --------------------------------------------------------------------------
                                                                      59,361,848
                                                                     -----------

      Computer Software 7.4%
      --------------------------------------------------------------------------
      BMC Software Inc.*                                  163,400     11,693,312
      --------------------------------------------------------------------------
      Citrix Systems Inc.*                                181,300     11,229,269
      --------------------------------------------------------------------------
      Compuware Corp.*                                    322,900      8,415,581
      --------------------------------------------------------------------------
      i2 Technologies Inc.*                               166,900      6,477,806
      --------------------------------------------------------------------------
      Intuit, Inc.*                                        69,800      6,118,406
      --------------------------------------------------------------------------
      J.D. Edwards & Co.*                                 100,800      2,088,450
      --------------------------------------------------------------------------
      Novell Inc.*                                        430,500      8,905,969
      --------------------------------------------------------------------------
      Red Hat, Inc.*                                       30,700      2,947,200
      --------------------------------------------------------------------------
                                                                      57,875,993
                                                                     -----------

      Computer Technology 2.3%
      --------------------------------------------------------------------------
      Gateway Inc.*                                       157,600      7,003,350
      --------------------------------------------------------------------------
      Network Appliance Inc.*                             122,000      8,738,250
      --------------------------------------------------------------------------
      Synopsys Inc.*                                       32,600      1,830,694
      --------------------------------------------------------------------------
                                                                      17,572,294
                                                                     -----------

      Electronics 2.2%
      --------------------------------------------------------------------------
      DII Group Inc.*                                      46,800      1,646,775
      --------------------------------------------------------------------------
      General Dynamics Corp.                              110,300      6,886,856
      --------------------------------------------------------------------------
      Solectron Corp.*                                    122,200      8,775,488
      --------------------------------------------------------------------------
                                                                      17,309,119
                                                                     -----------

      Electronics: Semi-Conductors/Components 8.6%
      --------------------------------------------------------------------------
(8)   Altera Corp.*                                       413,800     17,948,575
      --------------------------------------------------------------------------
        Electronic Components
      --------------------------------------------------------------------------
      Celestica Inc.*                                     156,200      7,712,375
      --------------------------------------------------------------------------
      Galileo Technology Ltd.*                            250,600      6,265,000
      --------------------------------------------------------------------------
      Jabil Circuit Inc.*                                  40,300      1,994,850
      --------------------------------------------------------------------------
      Linear Technology Corp.                             178,800     10,510,087
      --------------------------------------------------------------------------
      LSI Logic Corp.*                                     20,700      1,102,737
      --------------------------------------------------------------------------
      Maxim Integrated Products Inc.*                     202,200     12,757,556
      --------------------------------------------------------------------------
      Vitesse Semiconductor Corp.*                         94,500      8,067,937
      --------------------------------------------------------------------------
      Xilinx Inc.*                                         17,500      1,146,133
      --------------------------------------------------------------------------
                                                                      67,505,250
      --------------------------------------------------------------------------
      Total Technology                                               219,624,504
                                                                     -----------

      Utilities 6.0% of net assets
      ==========================================================================

      Electrical 0.5%
      --------------------------------------------------------------------------
      Illinova Corp.                                      137,600      3,861,400
                                                                     -----------

      Telecommunications 5.5%
      --------------------------------------------------------------------------
      Colt Telecom Group PLC *+                            53,900      5,187,875
      --------------------------------------------------------------------------
      Focal Communications Corp.*                          52,200      1,337,625
      --------------------------------------------------------------------------
      Gilat Satellite Networks Ltd.*                       62,700      3,362,288
      --------------------------------------------------------------------------
      Intermedia Communications Inc.*                     278,800      6,063,900
      --------------------------------------------------------------------------
      ITC Deltacom Inc.*                                  230,300      6,333,250
      --------------------------------------------------------------------------
      Qwest Communications
        International Inc.*                               572,596     16,927,369
      --------------------------------------------------------------------------
      Voicestream Wireless Corp.*                          66,200      4,085,781
      --------------------------------------------------------------------------
                                                                      43,298,088
      --------------------------------------------------------------------------
      Total Utilities                                                 47,159,488
      --------------------------------------------------------------------------
      Total Common Stocks                                            776,514,572
                                                                     -----------

--------------------------------------------------------------------------------
           The fund paid a total of $549,200,758 for these securities.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Portfolio Holdings September 30, 1999 CONTINUED

                                                                                                               Market
                                                                                              Shares            Value
========================================================================================================================
Short-Term Investments  3.0% of net assets
------------------------------------------------------------------------------------------------------------------------
AIM Liquid Assets Portfolio                                                                 23,889,812       $23,889,812
------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments                                                                                  23,889,812
                                                                                                            ------------

--------------------------------------------------------------------------------
The fund paid a total of $23,889,812 for these securities.
--------------------------------------------------------------------------------

                                                        Coupon              Maturity        Amount of
                                                         Rate                 Date          Principal
========================================================================================================================
Commercial Paper  0.8% of net assets
------------------------------------------------------------------------------------------------------------------------
American Express Credit Corp.                            5.57%             10/01/1999       $6,009,000         6,009,000
------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                         6,009,000
                                                                                                            ------------

--------------------------------------------------------------------------------
The fund paid a total of $6,009,000 for these securities.
--------------------------------------------------------------------------------

                                                                                % of
                                                                             Net Assets
========================================================================================================================
Summary of Portfolio Assets
------------------------------------------------------------------------------------------------------------------------
Investments                                                                     103.2%                      $806,413,384
------------------------------------------------------------------------------------------------------------------------
Cash and Other Assets, Less Liabilities                                          (3.2%)                      (25,335,265)
                                                                                -----                       ------------
------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                      100.0%                      $781,078,119
                                                                                =====                       ============

--------------------------------------------------------------------------------
The fund paid a total of $579,099,570 for these securities.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

14 State Street Research Capital Fund

Federal Income Tax Information

At September 30, 1999, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $579,749,647 was as follows:

Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost                  $247,414,923

Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value                   (20,751,186)
                                                                   ------------

                                                                   $226,663,737
                                                                   ============


            The text and notes are an integral part of the financial statements.

Statement of
Assets and Liabilities  September 30, 1999
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date. It shows the fund's assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at market value                                        $806,413,384

--------------------------------------------------------------------------------
The fund paid a total of $579,099,570 for these securities.
--------------------------------------------------------------------------------

Cash                                                                       6,942
Receivable for securities sold                                        11,737,584
Receivable for fund shares sold                                        4,229,616
Dividends and interest receivable                                        107,108
Other assets                                                              19,136
                                                                    ------------
                                                                     822,513,770

Liabilities

Payable for collateral received on
  securities loaned                                                   23,889,812
Payable for securities purchased                                      14,017,076
Payable for fund shares redeemed                                       1,820,257
Accrued transfer agent and
  shareholder services                                                   635,225
Accrued management fee                                                   484,534
Accrued distribution and service fees                                    382,002
Accrued trustees' fees                                                    33,093
Other accrued expenses                                                   173,652
                                                                    ------------
                                                                      41,435,651
                                                                    ------------

Net Assets                                                          $781,078,119
                                                                    ============

Net Assets consist of:
  Unrealized appreciation of investments                            $227,313,814
  Accumulated net realized gain                                       45,511,935
  Paid-in capital                                                    508,252,370
                                                                    ------------
                                                                    $781,078,119
                                                                    ============

--------------------------------------------------------------------------------
                    Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

                    Net Assets   /  Number of Shares   =    NAV
             A     $321,667,466        23,585,676         $13.64*
             B(1)    $8,729,683           676,761         $12.90**
             B     $318,694,944        24,703,361         $12.90**
             C      $41,234,668         3,189,252         $12.93**
             S      $90,751,358         6,511,890         $13.94

*     Maximum offering price per share $14.47

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

16 State Street Research Capital Fund

Statement of
Operations  For the year ended September 30, 1999
--------------------------------------------------------------------------------

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                      $1,876,537

--------------------------------------------------------------------------------
The fund paid foreign taxes of $42,155.
--------------------------------------------------------------------------------

Interest                                                              1,271,221

--------------------------------------------------------------------------------
Includes $463,973 in income from the lending of portfolio securities. As of the report date, the fund had a total of $55,915,528 of securities out on loan and was holding a total of $55,663,625 (including $23,889,812 of cash collateral) in collateral related to those loans.
--------------------------------------------------------------------------------

                                                                   ------------
                                                                      3,147,758

Expenses

Management fee                                                        6,424,845

--------------------------------------------------------------------------------
The management fee is 0.75% of the first $500 million of average net assets, annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion.
--------------------------------------------------------------------------------

Transfer agent and shareholder services                               3,001,971

--------------------------------------------------------------------------------
Includes a total of $1,295,477 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------

Service fee - Class A                                                   878,289
Distribution and service fees - Class B(1)                               38,310
Distribution and service fees - Class B                               3,720,580
Distribution and service fees - Class C                                 504,008

--------------------------------------------------------------------------------
Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------

Reports to shareholders                                                 263,542
Custodian fee                                                           220,471
Registration fees                                                        64,303
Audit fee                                                                33,936
Trustees' fees                                                           33,093

--------------------------------------------------------------------------------
Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees fees to affiliated trustees).
--------------------------------------------------------------------------------

Legal fees                                                               15,426
Miscellaneous                                                            41,977
                                                                   ------------
                                                                     15,240,751
Fees paid indirectly                                                   (113,029)

--------------------------------------------------------------------------------
Represents transfer agent credits earned from uninvested cash balances and directed brokerage credits used to reduce the custodian fee.
--------------------------------------------------------------------------------

                                                                   ------------
                                                                     15,127,722
                                                                   ------------
Net investment loss                                                 (11,979,964)
                                                                   ------------

Realized and Unrealized Gain
on Investments

Net realized gain on investments                                     45,443,247

--------------------------------------------------------------------------------
To earn this, the fund sold $843,355,348 of securities. During this same period, the fund also bought $591,281,609 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

Net unrealized appreciation of investments                          180,781,535
                                                                   ------------
Net gain on investments                                             226,224,782
                                                                   ------------
Net increase in net assets resulting
  from operations                                                  $214,244,818
                                                                   ============


            The text and notes are an integral part of the financial statements.

Statement of
Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                   Years ended September 30
--------------------------------------------------------------------------------
                                                    1998               1999
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment loss                             $(13,857,461)      $(11,979,964)
Net realized gain
  on investments                                 109,471,374         45,443,247
Net unrealized appreciation
  (depreciation) of
  investments                                   (302,805,063)       180,781,535
                                               --------------------------------
Net increase (decrease)
  resulting from operations                     (207,191,150)       214,244,818
                                               --------------------------------

Distributions from net realized gains:
  Class A                                         (3,841,210)       (34,950,690)
  Class B                                         (4,724,072)       (41,134,345)
  Class C                                           (889,094)        (5,936,698)
  Class S                                         (1,541,241)       (11,198,919)
                                               --------------------------------
                                                 (10,995,617)       (93,220,652)

--------------------------------------------------------------------------------
The fund has designated as long-term $69,377,697 of this amount.
--------------------------------------------------------------------------------

                                               --------------------------------
Net decrease from fund
  share transactions                            (272,124,846)      (192,832,074)
                                               --------------------------------
Total decrease in net assets                    (490,311,613)       (71,807,908)
                                               --------------------------------

Net Assets

Beginning of year                              1,343,197,640        852,886,027
                                               --------------------------------
End of year                                     $852,886,027       $781,078,119
                                               ================================


The text and notes are an integral part of the financial statements.

18 State Street Research Capital Fund

--------------------------------------------------------------------------------
These transactions break down by share class as follows:

                                                               Years ended September 30
                                            ---------------------------------------------------------------

                                                        1998                              1999
                                            ---------------------------------------------------------------

Class A                                        Shares          Amount            Shares          Amount
===========================================================================================================
Shares sold                                   3,863,891      $54,005,266       39,389,475     $529,187,418*

Issued upon reinvestment of
  distributions from net realized gains         290,200        3,744,989        2,837,347       33,878,568

Shares redeemed                              (9,397,620)    (131,768,041)     (45,341,679)    (609,290,036)
                                            ---------------------------------------------------------------

Net decrease                                 (5,243,529)    ($74,017,786)      (3,114,857)    ($46,224,050)
                                            ---------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

Class B(1)(a)                                  Shares          Amount            Shares          Amount
===========================================================================================================
Shares sold                                          --               --          783,117      $10,186,480**

Shares redeemed                                      --               --         (106,356)      (1,413,615)***
                                            ---------------------------------------------------------------

Net increase                                         --               --          676,761       $8,772,865
                                            ---------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

Class B                                        Shares          Amount            Shares          Amount
===========================================================================================================
Shares sold                                   3,798,453      $52,088,872        1,661,817      $20,500,970**

Issued upon reinvestment of
  distributions from net realized gains         363,257        4,523,184        3,398,217       38,637,975

Shares redeemed                             (11,729,199)    (158,398,285)     (12,296,088)    (155,311,696)***
                                            ---------------------------------------------------------------

Net decrease                                 (7,567,489)   ($101,786,229)      (7,236,054)    ($96,172,751)
                                            ---------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

Class C                                        Shares          Amount            Shares          Amount
===========================================================================================================
Shares sold                                   1,281,510      $18,048,769          833,587      $11,510,962

Issued upon reinvestment of
  distributions from net realized gains          65,127          810,829          471,367        5,373,580

Shares redeemed                              (4,950,325)     (67,907,840)      (2,930,508)     (37,673,074)****
                                            ---------------------------------------------------------------

Net decrease                                 (3,603,688)    ($49,048,242)      (1,625,554)    ($20,788,532)
                                            ---------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

Class S                                        Shares          Amount            Shares          Amount
===========================================================================================================
Shares sold                                   4,001,288      $57,553,551        2,251,900      $29,901,607

Issued upon reinvestment of
  distributions from net realized gains         115,761        1,516,467          897,316       10,929,580

Shares redeemed                              (7,494,655)    (106,342,607)      (5,941,816)     (79,250,793)
                                            ---------------------------------------------------------------

Net decrease                                 (3,377,606)    ($47,272,589)      (2,792,600)    ($38,419,606)
                                            ---------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

      The trustees have the authority to issue an unlimited number of fund shares, with a $.001 par value per share.

* Includes $33,948 and $215,789 in sales charges collected by the distributor and MetLife.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $187,228 and $378,858 for Class B(1) and Class B, were paid by the distributor, not the fund.

*** Includes $15,989 and $861,752 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $3,455 in deferred sales charges collected by the distributor.

(a)   January 1,1999 (commencement of share class) to September 30, 1999.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

These provide a summary of each share class's financial performance for the past five fiscal years.

                                                                             Class A
                                                 ================================================================

                                                                    Years ended September 30
                                                 ----------------------------------------------------------------
Per Share Data                                   1995 (a)      1996 (a)      1997 (a)      1998 (a)      1999 (a)
=================================================================================================================
Net asset value, beginning of year ($)             9.92         13.53         13.76         14.74         11.95
                                                  -----         -----         -----         -----         -----

 Net investment loss ($)                          (0.04)        (0.05)        (0.08)        (0.12)        (0.14)

 Net realized and unrealized gain (loss)
 on investments ($)                                3.69          1.30          1.06         (2.54)         3.15
                                                  -----         -----         -----         -----         -----

Total from investment operations ($)               3.65          1.25          0.98         (2.66)         3.01
                                                  -----         -----         -----         -----         -----

 Distributions from capital gains ($)             (0.04)        (1.02)           --         (0.13)        (1.32)
                                                  -----         -----         -----         -----         -----

Total distributions ($)                           (0.04)        (1.02)           --         (0.13)        (1.32)
                                                  -----         -----         -----         -----         -----

Net asset value, end of year ($)                  13.53         13.76         14.74         11.95         13.64
                                                  =====         =====         =====         =====         =====

Total return (%)(b)                               36.95         10.12          7.12        (18.14)        26.75

Ratios/Supplemental Data
=================================================================================================================

Net assets at end of year ($ thousands)          55,250       114,247       470,977       319,014       321,667

Expense ratio (%)                                  1.33          1.26          1.21          1.39          1.40

Expense ratio after expense reductions (%)         1.33          1.26          1.21          1.39          1.38

Ratio of net investment loss to
average net assets (%)                            (0.34)        (0.39)        (0.60)        (0.88)        (1.03)

Portfolio turnover rate (%)                      214.59        215.07        230.66         86.34         68.03

                                                               Class B(1)
                                                       -------------------------

                                                       Period ended September 30
                                                       -------------------------
Per Share Data                                                1999 (a)(c)
================================================================================
Net asset value, beginning of period ($)                         13.17
                                                                 -----

 Net investment loss ($)                                         (0.17)

 Net realized and unrealized loss
 on investments ($)                                              (0.10)
                                                                 -----

Total from investment operations ($)                             (0.27)
                                                                 -----

Net asset value, end of period ($)                               12.90
                                                                 =====

Total return (%)(b)                                              (2.05)(d)

Ratios/Supplemental Data
================================================================================

Net assets at end of period ($ thousands)                        8,730

Expense ratio (%)                                                 2.15(e)

Expense ratio after expense reductions (%)                        2.13(e)

Ratio of net investment loss to
average net assets (%)                                           (1.81)(e)

Portfolio turnover rate (%)                                      68.03


The text and notes are an integral part of the financial statements.

20 State Street Research Capital Fund

                                                                             Class B
                                                 ================================================================

                                                                    Years ended September 30
                                                 ----------------------------------------------------------------
Per Share Data                                   1995 (a)      1996 (a)      1997 (a)      1998 (a)      1999 (a)
=================================================================================================================
Net asset value, beginning of year ($)             9.82         13.29         13.40         14.24         11.45
                                                  -----         -----         -----         -----         -----

 Net investment loss ($)                          (0.12)        (0.14)        (0.17)        (0.22)        (0.22)

 Net realized and unrealized gain (loss)
 on investments ($)                                3.63          1.27          1.01         (2.44)         2.99
                                                  -----         -----         -----         -----         -----

Total from investment operations ($)               3.51          1.13          0.84         (2.66)         2.77
                                                  -----         -----         -----         -----         -----

 Distributions from capital gains ($)             (0.04)        (1.02)           --         (0.13)        (1.32)
                                                  -----         -----         -----         -----         -----

Total distributions ($)                           (0.04)        (1.02)           --         (0.13)        (1.32)
                                                  -----         -----         -----         -----         -----

Net asset value, end of year ($)                  13.29         13.40         14.24         11.45         12.90
                                                  =====         =====         =====         =====         =====

Total return (%)(b)                               35.90          9.33          6.27        (18.78)        25.74

Ratios/Supplemental Data
=================================================================================================================

Net assets at end of year ($ thousands)         203,446       386,899       562,392       365,547       318,695

Expense ratio (%)                                  2.08          2.01          1.98          2.13          2.15

Expense ratio after expense reductions (%)         2.08          2.01          1.98          2.13          2.13

Ratio of net investment loss to
average net assets (%)                            (1.10)        (1.13)        (1.32)        (1.63)        (1.77)

Portfolio turnover rate (%)                      214.59        215.07        230.66         86.34         68.03

                                                                             Class C
                                                 ================================================================

                                                                    Years ended September 30
                                                 ----------------------------------------------------------------
Per Share Data                                   1995 (a)      1996 (a)      1997 (a)      1998 (a)      1999 (a)
=================================================================================================================
Net asset value, beginning of year ($)             9.83         13.31         13.42         14.26         11.47
                                                  -----         -----         -----         -----         -----

 Net investment loss ($)                          (0.12)        (0.14)        (0.17)        (0.22)        (0.22)

 Net realized and unrealized gain (loss)
 on investments ($)                                3.64          1.27          1.01         (2.44)         3.00
                                                  -----         -----         -----         -----         -----

Total from investment operations ($)               3.52          1.13          0.84         (2.66)         2.78
                                                  -----         -----         -----         -----         -----

 Distributions from capital gains ($)             (0.04)        (1.02)           --         (0.13)        (1.32)
                                                  -----         -----         -----         -----         -----

Total distributions ($)                           (0.04)        (1.02)           --         (0.13)        (1.32)
                                                  -----         -----         -----         -----         -----

Net asset value, end of year ($)                  13.31         13.42         14.26         11.47         12.93
                                                  =====         =====         =====         =====         =====

Total return (%)(b)                               36.07          9.23          6.26        (18.76)        25.77

Ratios/Supplemental Data
=================================================================================================================

Net assets at end of year ($ thousands)          95,797       190,319       120,051        55,208        41,235

Expense ratio (%)                                  2.08          2.01          1.98          2.13          2.15

Expense ratio after expense reductions (%)         2.08          2.01          1.98          2.13          2.13

Ratio of net investment loss to
average net assets (%)                            (1.09)        (1.13)        (1.30)        (1.63)        (1.77)

Portfolio turnover rate (%)                      214.59        215.07        230.66         86.34         68.03

(a)   Per-share figures have been calculated using the average shares method.
(b)   Does not reflect any front-end or contingent deferred sales charges.
(c)   January 1, 1999 (commencement of share class) to September 30, 1999.
(d)   Not annualized.
(e)   Annualized.


            The text and notes are an integral part of the financial statements.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

                                                                             Class S
                                                 ================================================================

                                                                    Years ended September 30
                                                 ----------------------------------------------------------------
Per Share Data                                   1995 (a)      1996 (a)      1997 (a)      1998 (a)      1999 (a)
=================================================================================================================
Net asset value, beginning of year ($)             9.99         13.66         13.94         14.96         12.16
                                                  -----         -----         -----         -----         -----

 Net investment loss ($)                          (0.01)        (0.01)        (0.05)        (0.09)        (0.10)

 Net realized and unrealized gain (loss)
 on investments ($)                                3.72          1.31          1.07         (2.58)         3.20
                                                  -----         -----         -----         -----         -----

Total from investment operations ($)               3.71          1.30          1.02         (2.67)         3.10
                                                  -----         -----         -----         -----         -----

 Distributions from capital gains ($)             (0.04)        (1.02)           --         (0.13)        (1.32)
                                                  -----         -----         -----         -----         -----

Total distributions ($)                           (0.04)        (1.02)           --         (0.13)        (1.32)
                                                  -----         -----         -----         -----         -----

Net asset value, end of year ($)                  13.66         13.94         14.96         12.16         13.94
                                                  =====         =====         =====         =====         =====

Total return (%)(b)                               37.30         10.41          7.32        (17.94)        27.06

Ratios/Supplemental Data
=================================================================================================================

Net assets at end of year ($ thousands)          47,553        34,835       189,778       113,118        90,751

Expense ratio (%)                                  1.08          1.01          0.96          1.14          1.15

Expense ratio after expense reductions (%)         1.08          1.01          0.96          1.14          1.13

Ratio of net investment loss to
average net assets (%)                            (0.07)        (0.08)        (0.37)        (0.63)        (0.77)

Portfolio turnover rate (%)                      214.59        215.07        230.66         86.34         68.03

(a)   Per-share figures have been calculated using the average shares method.
(b)   Does not reflect any front-end or contingent deferred sales charges.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Capital Trust and the Shareholders of
State Street Research Capital Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Capital Fund (a series of State Street Research Capital Trust, hereafter referred to as the "Trust") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 5, 1999


The text and notes are an integral part of the financial statements.

22 State Street Research Capital Fund

Board of Trustees

Ralph F. Verni
Chairman of the Board, President,
Chief Executive Officer and Director,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the Board
and Chief Financial Officer,
St. Regis Corp.

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve
System and Chairman and Commissioner of the Commodity Futures Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.
President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

State Street Research Capital Fund
--------------------------------------------------------------------------------

Report on Special Meeting of Shareholders

A Special Meeting of Shareholders of the State Street Research Capital Fund ("Fund"), along with shareholders of other series of State Street Research Capital Trust ("Trust"), was convened on April 6, 1999 ("Meeting"). The results of the Meeting are set forth below.

Action on Proposal

The following persons were elected as Trustees:

                                                      Votes (millions of shares)

                                                         For         Withheld
--------------------------------------------------------------------------------
Bruce R. Bond                                            51.8           1.5

Steve A. Garban                                          51.8           1.5

Malcolm T. Hopkins                                       51.6           1.6

Susan M. Phillips                                        51.7           1.5

[LOGO] STATE STREET RESEARCH
       One Financial Center o Boston, MA 02111

Contact Information for
Investor Services
--------------------------------------------------------------------------------

New accounts

[GRAPHIC]  contact your financial
           professional for assistance

[GRAPHIC]  phone
           1-800-562-0032
           Monday through Friday
           8 am - 6 pm Eastern time

           Hearing-impaired:
           1-800-676-7876

           Chinese and Spanish-speaking:
           1-888-638-3193

[GRAPHIC]  mail
           State Street Research Service Center
           P.O. Box 8408
           Boston, MA 02266-8408

Mutual fund purchases, exchanges, and
account information

[GRAPHIC]  internet
           www.ssrfunds.com

[GRAPHIC]  e-mail
           info@ssrfunds.com

[GRAPHIC]  phone
           1-800-562-0032
           Monday through Friday
           8 am - 6 pm Eastern time

           Hearing-impaired:
           1-800-676-7876

           Chinese and Spanish-speaking:
           1-888-638-3193

[GRAPHIC]  fax
           1-617-737-9722
           (request confirmation number
           first from Service Center:
           1-800-562-0032)

[GRAPHIC]  mail
           State Street Research Service Center
           P.O. Box 8408
           Boston, MA 02266-8408

For 24-hour
Automated Access
   to Your Account

[GRAPHIC]  www.ssrfunds.com

[GRAPHIC]  1-800-562-0032

OverView
--------------------------------------------------------------------------------

For more information on the products and services mentioned in OverView, our shareholder newsletter, visit our Web site at www.ssrfunds.com

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

Aggressive
              Growth Funds
              Global Resources Fund
              Emerging Growth Fund
              Capital Fund
              Aurora Fund
              International Equity Fund
              Growth Fund
              Galileo Fund
              Legacy Fund

              Growth & Income Funds
              Argo Fund
[GRAPHIC]     Investment Trust
              Alpha Fund
              Strategic Growth & Income Fund
              Strategic Income Plus Fund

              Income Funds
              High Income Fund
              Strategic Income Fund
              New York Tax-Free Fund
              Tax-Exempt Fund
              Government Income Fund
              Money Market Fund
Conservative

State Street Research
--------------------------------------------------------------------------------

                                      FYI

o Since October, the State Street Research Capital Fund has a new portfolio manager, Cathy Dudley.

o State Street Research has completed Y2K compliance testing. Visit our Web site at www.ssrfunds.com to learn more.

o Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-800-562-0032 to learn more.

                  --------------------------------------------
                                    [GRAPHIC]

                                     DALBAR
                              HONORS COMMITMENT TO:
                                    INVESTORS
                                      1998
                  --------------------------------------------
                      for Excellence in Shareholder Service

--------------------------------------------------------------------------------
This report must be accompanied or preceded by a current State Street Research Capital Fund prospectus. When used after December 31, 1999, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus on any State Street Research Fund call 1-800-562-0032. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.


Control Number:(exp1100)SSR-LD                                      CF-412G-1199

[LOGO] State Street Research                      [PHOTO]

       Emerging Growth Fund
--------------------------------------------------------------------------------

                                        Annual Report to Shareholders
                                        September 30, 1999

-------------------------
In this Report
-------------------------
                    Why this
                         Bull Market
                        Has Been a Bear for
                          Many Investors

                                     [PHOTO]

                                        plus

                                          The U.S. Economy:
                                          As Good as it Was, as Good as it Gets

                                          Measuring Market Breadth

                                          Fund Portfolio and Financials

   Contents

2  12 Months in Review
   A look at the fund and its market
   environment over the past 12 months

6  Performance in Perspective
   The most recent performance in the
   context of the fund's track record

8  The Fund in Detail
   Portfolio holdings, financials and notes

--------------------------------------------------------------------------------

From the Chairman

75 Years Ago

State Street Research introduced one of the nation's first mutual funds and pioneered management and research methods that have become industry standard today. We were also one of the first firms to provide candid commentary on fund performance. And in recent years, we have been recognized for our prospectus simplification and plain English communications.

[PHOTO]
Ralph F. Verni

Our newly designed shareholder reports come out of that same tradition. We think the educational format, lively graphics and plain English style will make it easier for you to understand how your fund performed -- and why. We hope you agree.

We're proud to celebrate 75 years of excellence. But as we get ready to turn the calendar to the year 2000, our focus is on the future. We thank you for your confidence, and we look forward to continuing to help you work toward your financial goals in the years ahead.

Sincerely,


/s/ Ralph F. Verni

Ralph F. Verni
Chairman, State Street Research
September 30, 1999

[GRAPHIC]

--------
12 Month Review Management's Discussion of Fund Performance Part 1
--------

                            How State Street Research
                         Emerging Growth Fund Performed

The environment for stocks was generally favorable throughout the year, which helped the fund return 29.10%.(1) The performance was slightly lower than the Russell 2000 Growth Index(2), which gained 32.63% over the same period.

Reasons for the Fund's Performance

The fund's significant investment in technology stocks contributed to its strong performance during the year. In particular, the fund benefited by emphasizing the rapidly growing Internet sector and Internet infrastructure-related stocks. Health care delivered mixed results as one of the fund's best performers was Biovail, a biotechnology company; and one of the worst performers was a medical delivery firm, Total Renal Care, which suffered a series of earnings setbacks. The fund's financial services stocks were hurt by rising interest rates and were a drag on performance.

                                                  Class A Shares(1)

                                                     [Clip Art]
                                                       29.10%

How the Fund is Positioned
for the Period Ahead

We continue to favor rapidly growing companies with high quality management, especially those in the consumer and technology sectors.

Our Outlook

The U.S. economy is in the ninth year of its current business cycle, and so far conditions remain strong -- but not too strong. However, we will monitor the situation, especially in regards to possible changes in interest rates. With a recent track record of more positive earnings revisions and fewer negative surprises, small company stocks offer strong growth prospects for the period ahead.

                                                    Russell 2000
                                                   Growth Index(2)

                                                     [Clip Art]
                                                       32.63%

More Management's Discussion of Fund Performance on pages 6 and 7.  |_|

We continue to favor rapidly growing companies with high quality management.

[PHOTO]

[PHOTO]

Jim Weiss
Tucker Walsh
Portfolio Managers,
State Street Research
Emerging Growth Fund

Because financial markets and mutual fund strategies are constantly evolving, it's possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2 State Street Research Emerging Growth Fund

        ------------------------------------------------------------------------
[PHOTO] The Fund at a Glance as of 9/30/99
        ------------------------------------------------------------------------

        State Street Research Emerging Growth Fund is an aggressive growth fund that focuses on small emerging growth companies.

Total net assets: $93 million

Top 10 Holdings

      Issuer/security                      % of fund assets

 1    Intelligent Polymers                             5.1%
 2    Biovail                                          4.0%
 3    USA Networks                                     1.8%
 4    Verio                                            1.8%
 5    Abacus Direct                                    1.7%
 6    Young & Rubicam                                  1.5%
 7    Cinar Films                                      1.5%
 8    Steiner Leisure                                  1.4%
 9    Valassis Communications                          1.4%
10    Network Solutions                                1.4%
      Total                                           21.6%

See page 11 for more detail.

Top 5 Industries
% of fund assets

------------------------------------------------
Communications Technology                  13.5%
------------------------------------------------

------------------------------------------------
Commercial Services                        13.4%
------------------------------------------------

------------------------------------------------
Retail                                      9.6%
------------------------------------------------

------------------------------------------------
Drugs & Biotechnology                       9.1%
------------------------------------------------

------------------------------------------------
Communications, Media & Entertainment       4.7%
------------------------------------------------

Performance: Class A
Year ended 9/30/99: 29.10%(1)
Fund average annual total return(3, 5)

                                         Life
                                        of Fund
  1 Year      3 Years     5 Years      (10/4/93)
------------------------------------------------
  21.67%       8.04%      10.79%         6.95%

See page 6 and 7 for data on other share classes.

Russell 2000 Growth Index(2)
                                         Life
                                        of Fund
  1 Year      3 Years      5 Years     (10/4/93)
------------------------------------------------
  32.63%       7.14%       12.16%       10.21%


Ticker Symbols

State Street Research Emerging Growth Fund   Class A: SCGAX   Class B(1): SCGPX*
Class B: SCGBX   Class C: SGCDX   Class S: SGCCX*

--------------------------------------------------------------------------------
As Good as it Was, as Good as it Gets

Add one more year to one of the most prosperous economic cycles of the century. 1998 ended with a burst of unexpected strength. And although the pace has slowed just enough to keep inflation under control in 1999, the Federal Reserve Board made good on its promise to continue to keep a lid on inflation for the future. The Fed raised short-term interest rates twice between June and August.

But inflationary pressure has begun to mount. Soaring energy prices pushed the Consumer Price Index up 2.3%, compared to 1.6% one year ago. Households continue to spend more than they earn as home and auto sales remain robust. Consumer confidence hit a record high in June, but fell during July, August and September. For younger and less wealthy Americans, confidence has been on a downward trend for some time.

Higher interest rates have hurt bonds more than stocks. Most bonds lost ground as the yield on the 30-year U.S. Treasury benchmark rose above 6.0% in June and stayed there until late in the period. The S&P 500(4), a broad measure of common stock performance, rose 27.79%. However, a disproportionate share of the market's gains belonged to large-company growth stocks. Outside the top 50 stocks, returns have been flat to down for the period. That means the average investor is looking at a portfolio that is out of step with the S&P 500.

  Inflationary Pressure
  Has Started to Build

[The following table was represented as a bar chart in the printed materials.]

                           Q4 '98             1.6%
                           Q1 '99             1.6%
                           Q2 '99             2.1%
                           Q3 '99             2.3%

  Source: Haver Analytics. Bureau of Economic Analysis.

--------------------------------------------------------------------------------
(1)   Does not reflect sales charge.

(2) The Russell 2000 Growth Index contains only those stocks within the complete Russell 2000 Index (a small company index) that show above average growth. The index does not take transaction charges into consideration. It is not possible to invest directly into the index.

(3)   At maximum applicable sales charge.

(4) The S&P 500 (Officially the "Standard & Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly into the index.

(5) Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

*     Proposed

[GRAPHIC] The Way We Think

                              Why this Bull Market
                                 Has Been a Bear
                               for Many Investors

                                                                       [GRAPHIC]

It's been another good year for stocks. But the markets' double digit gains have not necessarily filtered down to the average investor. The reason? A phenomenon called market breadth, a technical measure of how many stocks are participating in the market's current trend. For the past year, market breadth has been narrow, and that's generally bad.

Beyond the Box Scores

When market breadth is narrow, it means that only a handful of stocks have shared in the biggest gains. For example, although the S&P 500, a broad measure of common stock performance, gained 28.7% in 1998, the top 50 stocks in the index were up 40.0%. Since January, the technology driven Nasdaq has risen a stunning 25.24% while the average New York Stock Exchange stock has lost 20%.

When the top-performing group of stocks diverges sharply from the average, it also puts pressure on mutual funds. Funds that owned a broad list of stocks, or focused on value, or small- or mid-cap stocks, were left out of the party. Even funds that owned big winners, such as Microsoft, Cisco and Intel, were destined to lag unless they overweighted them. And most managers are reluctant to concentrate their investments in any one small group of stocks because it can be risky and less rewarding over the long term.

Narrow Markets Give Way

Historical data suggest that a narrow market trend is less sustainable than a broad one. Narrow markets eventually give way. They either broaden to take other stocks up with them, or they get pulled down under the weight of the rest of the market.

And the type of investment that leads the market changes. For four years

[GRAPHIC]                   The Year's Hits & Misses                   [GRAPHIC]
--------------------------------------------------------------------------------

Abacus Direct

provides purchase information to direct marketers. The company gathers data on purchases from direct mail retailers then resells it to marketers seeking to identify likely customers of their own products. We zeroed in on Abacus Direct because it was part of the business services group, which we had identified because of the group's predictable and highly visible earnings growth. We liked Abacus because of its core business and the potential it offered for directing marketing applications through the Internet. Our confidence was rewarded as the stock price rose on its own merits following our purchase of the stock in February. Then, it took off when Double Click, an online Internet advertising company, made an offer to acquire it late in the period. We believe the acquisition would create an attractive combined entity with significant future growth potential, and we continue to own the stock.

Total Renal Care

is one of the leading providers of dialysis and related services for chronic kidney failure. With a substantial market to pursue -- and a significant market share -- the company looked attractive to us because of its track record of strong earnings growth. However, a series of earnings disappointments have raised questions about the company's financial controls and management credibility. As a result, we are reevaluating our investment in the company. At the end of the period, Total Renal Care represented less than 1% of the portfolio. However, its declining stock price dealt a significant loss to the fund's performance during the year.

--------------------------------------------------------------------------------


4 State Street Research Emerging Growth Fund running, large-company growth stocks have been the strongest performers [see table]. However, between 1993-1994 the Morgan Stanley Capital International EAFE Index(6), a broad measure of foreign stock market performance, topped the charts. In 1991-1992, the Russell 2000 Index(7), which tracks the performance of small stocks, was king of the hill. And in 1990, the last year the stock market suffered a serious correction, bonds beat stocks.

Top Performing Indexes
1990 -- 1998
--------------------------------------------------------------------------------
 1990 Lehman Bros Aggregate Bond Index(8)        8.96%
--------------------------------------------------------------------------------
 1991 Russell 2000 Growth(9)                    51.18%
--------------------------------------------------------------------------------
 1992 Russell 2000 Value                        29.15%
--------------------------------------------------------------------------------
 1993 MSCI EAFE                                 32.57%
--------------------------------------------------------------------------------
 1994 MSCI EAFE                                  7.78%
--------------------------------------------------------------------------------
 1995 S&P 500/BARRA Growth(10)                  38.13%
--------------------------------------------------------------------------------
 1996 S&P 500/BARRA Growth                      23.97%
--------------------------------------------------------------------------------
 1997 S&P 500/BARRA Growth                      36.52%
--------------------------------------------------------------------------------
 1998 S&P 500/BARRA Growth                      42.16%
--------------------------------------------------------------------------------

A Rare Divergence

In fact, the period between 1995-1999 has been an anomaly for the stock market. The last time there was such a sharp divergence between the top and bottom of the market was in 1972-1973, when investor attention focused on a narrow band of stocks known as the "nifty fifty." However, the aftermath of that period was devastating for some of the most popular stocks of the period, such as Polaroid, Burroughs and Emery Air Freight. It's hard to imagine some of today's high flyers sharing a similar fate, but back then it was hard to imagine they wouldn't keep going higher.

Lessons of the Past

The key lesson for investors today is that diversification still makes sense.
It doesn't necessarily result in top performance in the short term, but when the market broadens, you'll already be on board.

A Closer Look [GRAPHIC]

Measuring Market Breadth

In order to measure the underlying strength of the stock market, technicians study the relationship between the number of stocks that have advanced versus the number that have declined. They're also interested in how many stocks are hitting new highs compared to those hitting new lows. The math is simple. They subtract decliners from advancers and new lows from new highs and plot the results on daily charts in order to create trend lines. When few stocks participate in a trend or trendsetters cluster in a certain segment of the market, market breadth is narrow and the trend is unconfirmed. When many stocks are participating, market breadth is broad and the trend is considered strong and sustainable.

What's Changed? State Street Research Emerging Growth Fund
--------------------------------------------------------------------------------

Top Five Sectors % of Fund Assets

September 30, 1998

[The following table was represented as a pie chart in the printed material.]

Other Energy                   4.4%
Consumer Discretionary        23.2%
Health Care                   20.5%
Technology                    16.8%
Financial Services            14.1%

September 30, 1999

[The following table was represented as a pie chart in the printed material.]

Producer Durables              5.0%
Health Care                   11.1%
Consumer Discretionary        33.8%
Financial Services            13.2%
Technology                    23.0%

--------------------------------------------------------------------------------
(6) The Morgan Stanley EAFE Index comprises stocks from Europe, Australasia, and the Far East. The index is unmanaged and does not take sales charges into consideration. It is not possible to invest directly in the index.

(7) The Russell 2000 Index is an index of the 2000 smallest stocks within the Russell 3000 Index. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

(8) The Lehman Brothers Aggregate Bond Index comprises more than 5,000 taxable government bonds, investment-grade corporate bonds, and mortgage backed securities. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(9) The Russell 2000 Growth Index contains only those stocks within the complete Russell 2000 Index (a small company index) that show above average growth. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(10) The S&P 500/BARRA Growth Index contains growth companies with low book-to-price ratios. It is the complementary part of the S&P 500/BARRA Value Index. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

[GRAPHIC]
-----------
Performance in Perspective Management's Discussion of Fund Performance Part 2
-----------

                  Performance Figures as of September 30, 1999

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is never a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period -- say, five years -- in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
       Class A  Front Load
---------------

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.25%

                                                                  Life of Fund
Cumulative Total Return      1 Year      3 Years     5 Years        (10/4/93)
(does not reflect        -----------------------------------------------------
sales charge)                29.10%      33.79%      77.09%          58.73%

                                                                    Life of Fund
Average Annual Total Return      1 Year      3 Years     5 Years      (10/4/93)
(at maximum applicable       ---------------------------------------------------
sales charge)                    21.67%       8.04%      10.79%         6.95%

$10,000 Over Life of Fund

[The following table was represented as a line graph in the printed manterial.]

              Class A         S & P 500     Russell 2000 Growth Index
              -------         ---------     -------------------------
"93"            9425            10000                10000
"94"            7962            10368                10088
"95"            9013            13448                12930
"96"           10539            16181                14561
"97"           15598            22722                17961
"98"           10922            24785                13501
"99"           14961            31672                17905

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class B(1)  Back Load for accounts opened after 1/1/99
------------------

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                             Life of Fund
Cumulative Total Return         1 Year    3 Years   5 Years    (10/4/93)
(does not reflect             ----------------------------------------------
sales charge)                   28.37%    30.96%    70.76%      52.35%

                                                             Life of Fund
Average Annual Total Return     1 Year    3 Years   5 Years    (10/4/93)
(at maximum applicable        ----------------------------------------------
sales charge)                   23.37%     8.61%    11.03%       7.16%

$10,000 Over Life of Fund

[The following table was represented as a line graph in the printed manterial.]

            Class B(1)        S & P 500     Russell 2000 Growth Index
            ----------        ---------     -------------------------
"93"           10000            10000                10000
"94"            8921            10368                10088
"95"           10031            13448                12930
"96"           11634            16181                14561
"97"           17090            22722                17961
"98"           11868            24785                13501
"99"           15135            31672                17905

--------------------------------------------------------------------------------


6 State Street Research Emerging Growth Fund

--------------------------------------------------------------------------------
       Class B  Back Load for accounts opened before 1/1/99
---------------

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                             Life of Fund
Cumulative Total Return         1 Year    3 Years   5 Years    (10/4/93)
(does not reflect             ----------------------------------------------
sales charge)                   28.37%    30.96%    70.76%      52.35%

                                                             Life of Fund
Average Annual Total Return     1 Year    3 Years   5 Years    (10/4/93)
(at maximum applicable        ----------------------------------------------
sales charge)                   23.37%     8.61%    11.03%       7.28%

$10,000 Over Life of Fund

[The following table was represented as a line graph in the printed manterial.]

              Class B         S & P 500     Russell 2000 Growth Index
              -------         ---------     -------------------------
"93"           10000            10000                10000
"94"            8921            10368                10088
"95"           10031            13448                12930
"96"           11634            16181                14561
"97"           17090            22722                17961
"98"           11868            24785                13501
"99"           15235            31672                17905
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class C  Level Load
---------------

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                             Life of Fund
Cumulative Total Return         1 Year    3 Years   5 Years    (10/4/93)
(does not reflect             ----------------------------------------------
sales charge)                   28.21%    31.07%    70.77%      52.35%

                                                             Life of Fund
Average Annual Total Return     1 Year    3 Years   5 Years    (10/4/93)
(at maximum applicable        ----------------------------------------------
sales charge)                   27.21%     9.44%    11.30%       7.28%

$10,000 Over Life of Fund

[The following table was represented as a line graph in the printed manterial.]

              Class C         S & P 500     Russell 2000 Growth Index
              -------         ---------     -------------------------
"93"           10000            10000                10000
"94"            8921            10368                10088
"95"           10031            13448                12930
"96"           11623            16181                14561
"97"           17103            22722                17961
"98"           11883            24785                13501
"99"           15235            31672                17905

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class S  Special Programs
---------------

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o     No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                                             Life of Fund
Cumulative Total Return         1 Year    3 Years   5 Years    (10/4/93)
(does not reflect             ----------------------------------------------
sales charge)                   29.59%    34.90%    79.45%      61.60%

                                                             Life of Fund
Average Annual Total Return     1 Year    3 Years   5 Years    (10/4/93)
(at maximum applicable        ----------------------------------------------
sales charge)                   29.59%    10.49%    12.41%       8.34%

$10,000 Over Life of Fund

[The following table was represented as a line graph in the printed manterial.]

              Class S         S & P 500     Russell 2000 Growth Index
              -------         ---------     -------------------------
"93"           10000            10000                10000
"94"            9005            10368                10088
"95"           10230            13448                12930
"96"           11979            16181                14561
"97"           17770            22722                17961
"98"           12470            24785                13501
"99"           16160            31672                17905

--------------------------------------------------------------------------------

A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts.

The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 (officially, the "Standard & Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

Class B(1) was introduced January 1, 1999.

[GRAPHIC]
--------
The Fund in Detail
--------

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year and give a summary of operations on a per share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

                                                                         [PHOTO]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 9 to 22 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, check the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To get a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


8 State Street Research Emerging Growth Fund

About the Fund
--------------------------------------------------------------------------------

Business structure

State Street Research Emerging Growth Fund is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Capital Trust, a Massachusetts business trust and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversee the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities (see inside back cover for trustee information).

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value and handles related services.

The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company, better known as MetLife. State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and strategy

The fund seeks to provide growth of capital. In seeking to achieve its investment objective, the fund invests primarily in the equity securities of emerging growth and small capitalization companies.

Share classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

      o Listed securities -- The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

      o Over-the-counter securities -- The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

      o Securities maturing within sixty days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

      o     Interest -- The fund accrues interest daily as it earns it.

      o     Cash dividends -- The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

      o Dividends from net investment income -- The fund ordinarily declares and pays these annually, if any.

      o Net realized capital gains -- The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it intends to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The Fund pays expenses as follows:

      o Expenses attributed to the fund -- The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

      o Expenses attributed to the trust of which the fund is a series -- These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.

The fund's securities and investment practices carry certain risks.

The text and notes are an integral part of the financial statements.


10 State Street Research Emerging Growth Fund

Portfolio Holdings  September 30, 1999
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*     Denotes a security which has not paid a dividend during the last year.

+ Denotes an American Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.

      ------------------------------------------------------------------------

                                                                       Market
      Issuer                                        Shares             Value
      ------------------------------------------------------------------------

      Common Stocks  96.5% of net assets

      Automobiles & Transportation
      0.7% of net assets
      ------------------------------------------------------------------------

      Air Transport  0.4%
      Mesa Air Group, Inc.*                         65,400            $400,575
                                                               ---------------

      Automotive Parts  0.3%
      Gentex Corp.*                                 12,300             254,072
                                                               ---------------
      Total Automobiles & Transportation                               654,647
                                                               ---------------

      Consumer Discretionary 33.8% of net assets
      ------------------------------------------------------------------------

      Advertising Agencies  3.8%
      Lamar Advertising Co. Cl. A*                  18,000             891,000
(9)   Valassis Communications Inc.*                 28,900           1,269,794
         Printing and Publishing
(6)   Young & Rubicam Inc.                          31,800           1,399,200
         Business Service
                                                               ---------------
                                                                     3,559,994
                                                               ---------------

      Commercial Services  13.4%
      A.C. Nielson Corp.*                           14,500             328,969
(5)   Abacus Direct Corp.*                          12,700           1,547,812
         Oil & Gas Producers
      Allied Waste Industries Inc.*                 39,470             461,306
      Cheap Tickets Inc.*                           25,300             819,087
      Commerce One Inc.*                             1,200             117,263
      Copart Inc.*                                  36,100             665,594
      GoTo.com Inc.*                                19,200           1,000,800
      Innotrac Corp.*                               25,600             457,600
      Maximus Inc.*                                 19,300             577,794
      Netzero Inc.*                                  2,700              70,200
      ProBusiness Services Inc.*                    25,700             690,687
      QRS Corp.*                                     4,900             314,213
      StarMedia Network, Inc.*                      20,900             767,422
(8)   Steiner Leisure Ltd.*                         53,225           1,330,625
         Recreation
      USWeb Corp.*                                  19,800             679,387
      VerticalNet Inc.*                             15,600             577,200
      Waste Connections Inc.*                       26,500             544,906
      Yahoo!, Inc.*                                  3,605             647,098
      Ziff-Davis Inc.*                              38,100             812,006
                                                               ---------------
                                                                    12,409,969
                                                               ---------------

      Communications, Media & Entertainment  4.7%
      Acme Communications Inc.*                      5,900             179,950
(7)   Cinar Films Inc. Cl. B*                       44,300           1,340,075
         Recreation
      Citadel Communications Corp.*                 20,400             696,150
      Hearst-Argyle Television Inc.*                18,800             404,200

            The text and notes are an integral part of the financial statements.

Portfolio Holdings September 30, 1999 CONTINUED

                                                                        Market
      Issuer                                              Shares        Value
      --------------------------------------------------------------------------

      Communications, Media &
      Entertainment continued
      Infinity Broadcasting Corp. Cl. A*                  36,000     $1,055,250
      Insight Communications Inc.*                         5,800        166,025
      Sinclair Broadcast Group Inc.*                      45,300        410,531
      TiVo Inc.*                                           1,700         50,894
                                                                    -----------
                                                                      4,303,075
                                                                    -----------

      Consumer Electronics  0.2%
      Xoom.com Inc.*                                       3,100        153,838
                                                                    -----------

      Consumer Products  0.4%
      Yankee Candle Company, Inc.*                        19,800        382,387
                                                                    -----------

      Consumer Services  1.2%
      Bright Horizons Family Solutions Corp.*             25,000        390,625
      DeVry Inc.*                                         36,400        728,000
                                                                    -----------
                                                                      1,118,625
                                                                    -----------

      Printing & Publishing  0.5%
      Hollinger International, Inc. Cl. A                 37,000        439,375
                                                                    -----------

      Retail  9.6%
      Aviation Sales Co.*                                 15,000        285,000
      Barbeques Galore Ltd.*+                             70,500        493,500
      CSK Auto Corp.*                                     33,000        719,812
      David's Bridal Inc.*                                66,000        490,875
      Drugstore.com Inc.*                                  2,100         76,125
      EMusic.com Inc.*                                    51,100        760,112
      eTOYS, Inc.*                                        14,700        978,469
      Global Imaging Systems, Inc.*                       46,400        690,200
      Jones Apparel Group Inc.*                           34,300        986,125
      Linens 'n Things Inc.*                              13,700        462,375
      Men's Wearhouse, Inc.*                              19,700        423,550
      Mp3.com Inc.*                                        1,200         45,075
      Sharper Image Corp.*                                37,400        411,400
      Ticketmaster Online City
         Search, Inc. Cl. B*                              18,600        449,888
(3)   USA Networks Inc.*                                  42,300      1,639,125
                                                                    -----------
         Recreation
                                                                      8,911,631
                                                                    -----------
      Total Consumer Discretionary                                   31,278,894
                                                                    -----------

      Consumer Staples 0.9% of net assets
      --------------------------------------------------------------------------

      Drug & Grocery Store Chains  0.9%
      Duane Reade Inc.*                                   27,900        840,487
                                                                    -----------
      Total Consumer Staples                                            840,487
                                                                    -----------

      Financial Services 13.2% of net assets
      --------------------------------------------------------------------------

      Banks & Savings & Loan  2.9%
      City National Corp.                                 11,900        399,394
      Commercial Federal Corp.                            23,400        459,225
      One Valley Bancorp, Inc.                             9,500        327,750
      Saint Paul Bancorp, Inc.                            18,400        420,900
      TCF Financial Corp.                                 14,400        411,300
      Telebanc Financial Corp.*                           28,900        664,700
                                                                    -----------
                                                                      2,683,269
                                                                    -----------

      Financial Data Processing Services & Systems  4.4%
      Bisys Group Inc.*                                    8,000        375,250
      Concord EFS Inc.*                                   29,400        606,375
      NextCard Inc.*                                      43,300      1,060,850
      Nova Corp.*                                         35,696        892,400
      Profit Recovery Group International Inc.*           25,500      1,137,937
                                                                    -----------
                                                                      4,072,812
                                                                    -----------

      Insurance   1.0%
      Mutual Risk Management Ltd.                         18,132        222,117
      Terra Nova Holdings Ltd. Cl. A                      22,100        705,819
                                                                    -----------
                                                                        927,936
                                                                    -----------

      Miscellaneous Financial   3.4%
      Digital Insight Corp.*                               1,000         15,000
      FiNet.com Corp.*                                    46,300        140,347
      Heller Financial Inc. Cl. A                         25,300        569,250
      Metris Companies Inc.                               18,000        529,875
      Prism Financial Corp.*                              40,400        404,000
      Radian Group Inc.                                   15,600        669,825
      Security First Technologies Corp.*                  21,900        851,362
                                                                    -----------
                                                                      3,179,659
                                                                    -----------

      Rental & Leasing Services: Commercial  0.5%
      United Rentals Inc.*                                19,700        428,475
                                                                    -----------

      Securities Brokerage & Services  1.0%
      Knight/Trimark Group, Inc. Cl. A*                   32,000        948,000
                                                                    -----------
      Total Financial Services                                       12,240,151
                                                                    -----------

      Health Care 11.1% of net assets
      --------------------------------------------------------------------------

      Drugs & Biotechnology  9.1%
(2)   Biovail Corp.*                                      72,000      3,654,000
         Drug
(1)   Intelligent Polymers Ltd.*                          94,900      4,673,825
         Drug
      Spiros Development Corp.*                            8,700         60,900
                                                                    -----------
                                                                      8,388,725
                                                                    -----------

      Health Care Facilities  0.7%
      Total Renal Care Holdings Inc.*                     80,800        600,950
                                                                    -----------

      Health Care Services  0.4%
      Healtheon Corp.*                                     9,900        366,300
                                                                    -----------

The text and notes are an integral part of the financial statements.


12 State Street Research Emerging Growth Fund

                                                                       Market
      Issuer                                              Shares       Value
      ------------------------------------------------------------------------

      Hospital Supply  0.9%
      Wesley Jessen VisionCare Inc.*                      28,100      $876,369
                                                                  ------------
      Total Health Care                                             10,232,344
                                                                  ------------

      Materials & Processing 0.7% of net assets
      ------------------------------------------------------------------------

      Building & Construction  0.7%
      SLI Inc.*                                           31,022       661,156
                                                                  ------------
      Total Materials & Processing                                     661,156
                                                                  ------------

      Other 0.6% of net assets
      ------------------------------------------------------------------------

      Multi-Sector  0.6%
      Teleflex Inc.                                       13,800       545,100
                                                                  ------------
      Total Other                                                      545,100
                                                                  ------------

      Other Energy 4.5% of net asset
      ------------------------------------------------------------------------

      Offshore Drilling  0.5%
      Atwood Oceanics Inc.*                               15,000       458,438
                                                                  ------------

      Oil & Gas Producers  2.9%
      Abacan Resource Corp.*                             397,200        69,510
      Louis Dreyfus Natural Gas Corp.*                    21,600       463,050
      Maxx Petroleum Ltd.*                               117,375       469,500
      Ocean Energy Inc.*                                  43,800       446,212
      Plains Resources Inc.*                              24,900       445,088
      St. Mary Land & Exploration Co.                     17,200       449,350
      Talisman Energy Inc.*                               13,150       393,678
                                                                  ------------
                                                                     2,736,388
                                                                  ------------

      Oil Well Equipment & Services  1.1%
      Calpine Corp.*                                      11,700       995,231
                                                                  ------------
      Total Other Energy                                             4,190,057
                                                                  ------------

      Producer Durables 5.0% of net assets
      ------------------------------------------------------------------------

      Aerospace  0.7%
      Heico Corp. Cl. A                                   31,500       606,375
                                                                  ------------

      Electronics: Industrial  0.7%
      Mettler Toledo International Inc.*                  22,100       654,712
                                                                  ------------

      Machinery  0.6%
      Helix Technology Corp.                              16,000       532,000
                                                                  ------------

      Production Technology Equipment  1.8%
      Cymer Inc.*                                         19,800       686,812
      Dupont Photomasks Inc.*                             10,600       488,263
      KLA-Tencor Corp.*                                    7,500       487,500
                                                                  ------------
                                                                     1,662,575
                                                                  ------------

      Telecommunications Equipment  1.2%
      American Tower Corp. Cl. A*                         28,000      $547,750
      L-3 Communications Holding Corp.*                   15,400       581,350
                                                                  ------------
                                                                     1,129,100
                                                                  ------------
      Total Producer Durables                                        4,584,762
                                                                  ------------

      Technology 23.0% of net assets
      ------------------------------------------------------------------------

      Communications Technology  13.5%
      About.com Inc.*                                      4,200       237,300
      Alteon Websystems, Inc.*                             2,000       188,000
      Ask Jeeves Inc.*                                    11,800       407,100
      Ciena Corp.*                                        31,600     1,153,400
      Clarent Corp.*                                       1,100        56,031
      Copper Mountain Networks Inc.*                       2,800       245,350
      Covad Communications Group Inc.*                    21,650       943,805
      Critical Path Inc.*                                  1,700        68,584
      Digital Microwave Corp.*                            57,800       906,737
      Extreme Networks Inc.*                               8,800       557,150
      Foundry Networks, Inc.*                              3,900       491,400
      Go2Net, Inc.*                                        9,600       621,600
      Inktomi Corp.*                                       1,200       144,038
      InterVU Inc.*                                       11,400       423,225
      Liberate Technologies, Inc.*                        23,200       977,300
      Mapquest.com Inc.*                                  27,300       324,188
      Metromedia Fiber Network Inc. Cl. A*                12,337       302,257
      Mpath Interactive, Inc.*                            35,500       408,250
      NetSolve, Inc.*                                      2,500        44,375
(10)  Network Solutions Inc. Cl. A*                       13,600     1,249,500
         Communications Technology
      NorthPoint Communications Group Inc.*               18,800       347,800
      Packeteer Inc.*                                     17,400       592,687
      Redback Networks Inc.*                               1,600       172,800
      Remec Inc.*                                         67,500       928,125
      Tibco Software Inc.*                                14,200       427,331
      Worldgate Communications Inc.*                       9,500       217,313
                                                                  ------------
                                                                    12,435,646
                                                                  ------------

      Computer Software  3.5%
      Answerthink Consulting Group, Inc.*                 20,200       194,425
      Cadence Design Systems Inc. *                       48,400       641,300
      Citrix Systems Inc.*                                17,200     1,065,325
      Interactive Pictures Corp.*                          2,100        45,150
      Kana Communications, Inc.*                           2,500       124,687
      Phone.com Inc.*                                      1,000       151,500
      Transaction Systems Architects Inc.
         Cl. A*                                           22,400       603,400
      VeriSign Inc.*                                       4,200       447,300
                                                                  ------------
                                                                     3,273,087
                                                                  ------------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings September 30, 1999 CONTINUED

                                                                         Market
      Issuer                                              Shares         Value
      --------------------------------------------------------------------------

      Computer Technology  3.3%
      Gadzoox Networks Inc.*                               1,600         $86,200
      Radiant Systems Inc.*                               47,300         765,669
(4)   Verio Inc.*                                         52,200       1,618,200
         Software Services
      Zebra Technologies Corp. Cl. A*                     13,600         618,375
                                                                    ------------
                                                                       3,088,444
                                                                    ------------

      Electronics  1.0%
      Aeroflex Inc.*                                      73,800         899,438
                                                                    ------------

      Electronics: Semi-Conductors/Components  1.7%
      Benchmark Electronics Inc.*                         26,500         935,781
      Cypress Semiconductor Corp.*                        30,100         647,150
                                                                    ------------
                                                                       1,582,931
                                                                    ------------
      Total Technology                                                21,279,546
                                                                    ------------

      Utilities 2.1% of net assets
      --------------------------------------------------------------------------

      Electrical  0.7%
      Illinova Corp.                                      21,700         608,956
                                                                    ------------

      Telecommunications  1.4%
      AirGate PCS, Inc.*                                   4,900         121,888
      RCN Corp.*                                          21,200         869,200
      Time Warner Telecom Inc.*                           15,500         323,562
                                                                    ------------
                                                                       1,314,650
                                                                    ------------
      Total Utilities                                                  1,923,606
                                                                    ------------

      Non-US Equities 0.9% of net assets
      --------------------------------------------------------------------------

      Gulfstream Resources Ltd.                          140,000         219,152
      Post Energy Corp.*                                 118,000         586,266
      Total Non-US Equities                                              805,418
                                                                    ------------
      Total Common Stocks                                             89,236,168
                                                                    ------------

-----------------------------------------------------------------------------
The fund paid a total of $73,587,536 for these securities.
-----------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

14 State Street Research Emerging Growth Fund

                                                                                                                Market
                                                                                               Shares            Value
----------------------------------------------------------------------------------------------------------------------------
Short-Term Investments  4.2% of net assets

AIM Liquid Assets Portfolio                                                                  3,931,870        $3,931,870
                                                                                                           -----------------

Total Short-Term Investments                                                                                   3,931,870
                                                                                                           -----------------

--------------------------------------------------------------------------------
The fund paid a total of $3,931,870 for these securities.
--------------------------------------------------------------------------------

                                                        Coupon              Maturity          Amount of
                                                         Rate                 Date            Principal
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper  2.8% of net assets

American Express Credit Corp.                            5.26%            10/01/1999          $752,000           752,000

Ford Motor Credit Co.                                    5.36%            10/04/1999         1,836,000         1,836,000
                                                                                                           -----------------

Total Commercial Paper                                                                                         2,588,000
                                                                                                           -----------------

--------------------------------------------------------------------------------
The fund paid a total of $2,588,000 for these securities.
--------------------------------------------------------------------------------

                                                                              % of
                                                                           Net Assets
------------------------------------------------------------------------------------------------------------------------------------

Summary of Portfolio Assets

Investments                                                                 103.5%                           $95,756,038

Cash and Other Assets, Less Liabilities                                      (3.5%)                           (3,251,041)
                                                                        ----------------                   -----------------

Net Assets                                                                  100.0%                           $92,504,997
                                                                        ================                   =================

--------------------------------------------------------------------------------
The fund paid a total of $80,107,406 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Federal Income Tax Information

At September 30, 1999, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $79,182,034 was as follows:

Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost                  $26,835,842

Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value                  (10,261,838)
                                                                   -----------

                                                                   $16,574,004
                                                                   ===========

At September 30, 1999, the fund had a capital loss carryforward of $5,296,006, which expires on September 30, 2007.

--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of
Assets and Liabilities  September 30, 1999
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date. It shows the fund's assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at market value                                        $95,756,038

--------------------------------------------------------------------------------
The fund paid a total of $80,107,406 for these securities.
--------------------------------------------------------------------------------

Cash                                                                     80,383
Receivable for fund shares sold                                         697,540
Receivable for securities sold                                          694,086
Receivable from distributor                                             181,182
Dividends and interest receivable                                        10,122
Other assets                                                             14,614
                                                                   ------------
                                                                     97,433,965

Liabilities

Payable for collateral received on                                    3,931,870
  securities loaned
Payable for securities purchased                                        516,700
Payable for shares redeemed                                             165,141
Accrued management fee                                                  119,256
Accrued transfer agent and shareholder services                          82,138
Accrued distribution and service fees                                    53,046
Accrued trustees' fees                                                   17,575
Other accrued expenses                                                   43,242
                                                                   ------------
                                                                      4,928,968
                                                                   ------------

Net Assets                                                          $92,504,997
                                                                   ============

Net Assets consist of:
  Unrealized appreciation of investments                            $15,648,632
  Accumulated net realized loss                                     (11,050,577)
  Paid-in capital                                                    87,906,942
                                                                   ------------
                                                                    $92,504,997
                                                                   ============

--------------------------------------------------------------------------------
                    Net Asset Value (NAV) of Each Share Class
  Except where noted, the NAV is the offering and the redemption price for each class.

              Net Assets   /  Number of Shares   =   NAV
       A     $31,383,900         2,849,374         $11.01*
       B(1)   $3,766,757           360,068         $10.46**
       B     $44,376,795         4,240,791         $10.46**
       C      $6,545,283           625,455         $10.46**
       S      $6,432,262           571,021         $11.26

*     Maximum offering price per share $11.68

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


16 State Street Research Emerging Growth Fund

Statement of
Operations  For the year ended September 30, 1999
--------------------------------------------------------------------------------

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                        $141,509

--------------------------------------------------------------------------------
The fund paid foreign taxes of $272.
--------------------------------------------------------------------------------

Interest                                                                435,597

--------------------------------------------------------------------------------
Includes $302,506 in income from the lending of portfolio securities. As of the report date, the fund had a total of $19,842,819 of securities out on loan and was holding a total of $19,948,956 in collateral (including $3,931,870 of cash collateral) related to those loans.
--------------------------------------------------------------------------------

                                                                   ------------
                                                                        577,106

Expenses

Management fee                                                          724,723

--------------------------------------------------------------------------------
The management fee is 0.75% of average net assets, annually.
--------------------------------------------------------------------------------

Transfer agent and shareholder services                                 536,501

--------------------------------------------------------------------------------
Includes a total of $163,528 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------

Custodian fee                                                           145,243
Service fee - Class A                                                    81,642
Distribution and service fees - Class B(1)                               16,764
Distribution and service fees - Class B                                 488,749
Distribution and service fees - Class C                                  72,918

--------------------------------------------------------------------------------
Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------

Registration fees                                                        59,879
Reports to shareholders                                                  24,933
Legal fees                                                               24,223
Audit fee                                                                22,962
Trustees' fees                                                           17,575

--------------------------------------------------------------------------------
Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees fees to affiliated trustees).
--------------------------------------------------------------------------------

Miscellaneous                                                             5,267
                                                                   ------------
                                                                      2,221,379
Expenses borne by the Distributor                                      (480,847)
Fees paid indirectly                                                    (17,532)

--------------------------------------------------------------------------------
Represents transfer agent credits earned from uninvested cash balances.
--------------------------------------------------------------------------------

                                                                   ------------
                                                                      1,723,000
                                                                   ------------
Net investment loss                                                  (1,145,894)
                                                                   ------------

Realized and Unrealized Gain (Loss)
on Investments

Net realized loss on investments                                    (10,832,312)

--------------------------------------------------------------------------------
To earn this, the fund sold $104,420,755 of securities. During this same period, the fund also bought $88,744,776 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

Net unrealized appreciation of investments                           36,463,829
                                                                   ------------
Net gain on investments                                              25,631,517
                                                                   ------------
Net increase in net assets resulting
  from operations                                                   $24,485,623
                                                                   ============

            The text and notes are an integral part of the financial statements.

Statement of
Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                     Years ended September 30
--------------------------------------------------------------------------------
                                                      1998              1999
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment loss                                 $(910,786)      $(1,145,894)
Net realized gain (loss)
   on investments                                   6,291,426       (10,832,312)
Net unrealized appreciation
   (depreciation)
   of investments                                 (42,446,270)       36,463,829
                                                --------------------------------
Net increase (decrease)
   resulting from operations                      (37,065,630)       24,485,623
                                                --------------------------------

Distributions from net realized gains:
   Class A                                         (5,928,823)       (1,253,862)
   Class B                                         (7,729,321)       (1,968,205)
   Class C                                         (1,418,848)         (310,824)
   Class S                                         (1,185,510)         (221,009)
                                                --------------------------------
                                                  (16,262,502)       (3,753,900)

--------------------------------------------------------------------------------
The fund has designated as long-term all of this amount.
--------------------------------------------------------------------------------

                                                --------------------------------

Net increase (decrease) from
   fund share transactions                         53,047,300       (17,371,058)
                                                --------------------------------
Total increase (decrease)
   in net assets                                     (280,832)        3,360,665
                                                --------------------------------

Net Assets

Beginning of year                                  89,425,164        89,144,332
                                                --------------------------------
End of year                                       $89,144,332       $92,504,997
                                                ================================

The text and notes are an integral part of the financial statements.


18 State Street Research Emerging Growth Fund

--------------------------------------------------------------------------------
These transactions break down by share class as follows:

                                                                                  Years ended September 30
                                                       -----------------------------------------------------------------------------

                                                                        1998                                   1999
                                                       -----------------------------------------------------------------------------
Class A                                                      Shares              Amount              Shares              Amount
====================================================================================================================================
Shares sold                                               2,172,979         $25,345,033           4,968,247         $49,800,390*

Issued upon reinvestment of
  distributions from net realized gains                     462,113           5,446,850             127,972           1,229,924

Shares redeemed                                          (1,369,043)        (15,820,206)         (5,731,015)        (57,731,106)
                                                       -----------------------------------------------------------------------------
Net increase (decrease)                                   1,266,049         $14,971,677            (634,796)        ($6,700,792)
                                                       -----------------------------------------------------------------------------

Class B(1)(a)                                                Shares              Amount              Shares              Amount
====================================================================================================================================
Shares sold                                                      --                  --             375,316          $3,852,387**

Shares redeemed                                                  --                  --             (15,248)           (154,780)***
                                                       -----------------------------------------------------------------------------
Net increase                                                     --                  --             360,068          $3,697,607
                                                       -----------------------------------------------------------------------------

Class B                                                      Shares              Amount              Shares              Amount
====================================================================================================================================
Shares sold                                               3,332,103         $38,626,876             670,763          $6,311,001**

Issued upon reinvestment of
  distributions from net realized gains                     522,996           5,952,742             203,644           1,869,477

Shares redeemed                                          (1,079,812)        (11,853,802)         (2,093,387)        (20,576,063)***
                                                       -----------------------------------------------------------------------------
Net increase (decrease)                                   2,775,287         $32,725,816          (1,218,980)       ($12,395,585)
                                                       -----------------------------------------------------------------------------

Class C                                                      Shares              Amount              Shares              Amount
====================================================================================================================================
Shares sold                                                 712,013          $7,691,154           1,655,582         $16,046,613

Issued upon reinvestment of
  distributions from net realized gains                      74,509             848,275              31,662             290,973

Shares redeemed                                            (454,421)         (4,481,663)         (1,888,067)        (18,492,709)****
                                                       -----------------------------------------------------------------------------
Net increase (decrease)                                     332,101          $4,057,766            (200,823)        ($2,155,123)
                                                       -----------------------------------------------------------------------------

Class S                                                      Shares              Amount              Shares              Amount
====================================================================================================================================
Shares sold                                                 254,611          $3,078,367             237,974          $2,451,542

Issued upon reinvestment of
  distributions from net realized gains                      98,988           1,185,510              22,552             221,009

Shares redeemed                                            (249,446)         (2,971,836)           (239,161)         (2,489,716)
                                                       -----------------------------------------------------------------------------
Net increase                                                104,153          $1,292,041              21,365            $182,835
                                                       -----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

      The trustees have the authority to issue an unlimited number of fund shares, with a $.001 par value per share.

* Includes $89,143 and $445,713 in sales charges collected by the distributor and MetLife.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $54,396 and $111,642 for Class B(1) and Class B, were paid by the distributor, not the fund.

*** Includes $2,553 and $132,796 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $1,812 in deferred sales charges collected by the distributor.

(a)   January 1, 1999 (commencement of share class) to September 30, 1999.

--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance for the past five fiscal years.

                                                                                           Class A
                                                          ==========================================================================

                                                                                  Years ended September 30
                                                          --------------------------------------------------------------------------
Per Share Data                                             1995 (a)        1996 (a)        1997 (a)        1998 (a)        1999 (a)
====================================================================================================================================
Net asset value, beginning of year ($)                         8.56            9.69           11.33           15.53            8.86
                                                          ---------       ---------       ---------       ---------       ---------

 Net investment loss ($)*                                     (0.08)          (0.09)          (0.08)          (0.05)          (0.08)

 Net realized and unrealized gain (loss)
 on investments ($)                                            1.21            1.73            5.13           (4.01)           2.60
                                                          ---------       ---------       ---------       ---------       ---------
Total from investment operations ($)                           1.13            1.64            5.05           (4.06)           2.52
                                                          ---------       ---------       ---------       ---------       ---------

 Distributions from capital gains ($)                            --              --           (0.85)          (2.61)          (0.37)
                                                          ---------       ---------       ---------       ---------       ---------
Total distributions ($)                                          --              --           (0.85)          (2.61)          (0.37)
                                                          ---------       ---------       ---------       ---------       ---------

Net asset value, end of year ($)                               9.69           11.33           15.53            8.86           11.01
                                                          =========       =========       =========       =========       =========
Total return (%)(b)                                           13.20           16.92           48.00          (29.97)          29.10


Ratios/Supplemental Data
====================================================================================================================================

Net assets at end of year ($ thousands)                      21,480          19,791          34,446          30,858          31,384

Expense ratio (%)                                              1.35            1.35            1.35            1.35            1.37

Expense ratio after expense reductions (%)*                    1.35            1.35            1.35            1.35            1.35

Ratio of net investment loss to
average net assets (%)*                                       (0.93)          (0.96)          (0.64)          (0.45)          (0.75)

Portfolio turnover rate (%)                                  178.60          155.85          273.33           98.30           93.38

*Reflects voluntary reduction of
expenses per share of these amounts ($)                        0.06            0.04            0.04            0.02            0.05

                                                                                                                  Class B(1)
                                                                                                          =========================
                                                                                                          Period ended September 30
                                                                                                          -------------------------
Per Share Data                                                                                                     1999 (a)(c)
====================================================================================================================================

Net asset value, beginning of period ($)                                                                             10.22
                                                                                                                  ------------

 Net investment loss ($)*                                                                                            (0.12)

 Net realized and unrealized gain
 on investments ($)                                                                                                   0.36
                                                                                                                  ------------
Total from investment operations ($)                                                                                  0.24
                                                                                                                  ------------

Net asset value, end of period ($)                                                                                   10.46
                                                                                                                  ============

Total return (%)(b)                                                                                                   2.35(d)


Ratios/Supplemental Data
====================================================================================================================================

Net assets at end of period ($ thousands)                                                                            3,767

Expense ratio (%)                                                                                                     2.12(e)

Expense ratio after expense reductions (%)*                                                                           2.10(e)

Ratio of net investment loss to
average net assets (%)*                                                                                              (1.59)(e)

Portfolio turnover rate (%)                                                                                          93.38

*Reflects voluntary reduction of
expenses per share of these amounts ($)                                                                               0.05

The text and notes are an integral part of the financial statements.


20 State Street Research Emerging Growth Fund

                                                                                          Class B
                                                          ==========================================================================

                                                                                   Years ended September 30
                                                          --------------------------------------------------------------------------
Per Share Data                                             1995 (a)        1996 (a)        1997 (a)        1998 (a)        1999 (a)
====================================================================================================================================
Net asset value, beginning of year ($)                         8.52            9.58           11.11           15.09            8.48
                                                          ---------       ---------       ---------       ---------       ---------

 Net investment loss ($)*                                     (0.14)          (0.17)          (0.16)          (0.14)          (0.15)

 Net realized and unrealized gain (loss)
 on investments ($)                                            1.20            1.70            4.99           (3.86)           2.50
                                                          ---------       ---------       ---------       ---------       ---------

Total from investment operations ($)                           1.06            1.53            4.83           (4.00)           2.35
                                                          ---------       ---------       ---------       ---------       ---------

 Distributions from capital gains ($)                            --              --           (0.85)          (2.61)          (0.37)
                                                          ---------       ---------       ---------       ---------       ---------

Total distributions ($)                                          --              --           (0.85)          (2.61)          (0.37)
                                                          ---------       ---------       ---------       ---------       ---------

Net asset value, end of year ($)                               9.58           11.11           15.09            8.48           10.46
                                                          =========       =========       =========       =========       =========

Total return (%)(b)                                           12.44           15.97           46.91          (30.56)          28.37


Ratios/Supplemental Data
====================================================================================================================================

Net assets at end of year ($ thousands)                      26,489          23,656          40,512          46,315          44,377

Expense ratio (%)                                              2.10            2.10            2.10            2.10            2.12

Expense ratio after expense reductions (%)*                    2.10            2.10            2.10            2.10            2.10

Ratio of net investment loss to
average net assets (%)*                                       (1.67)          (1.71)          (1.40)          (1.20)          (1.50)

Portfolio turnover rate (%)                                  178.60          155.85          273.33           98.30           93.38

*Reflects voluntary reduction of
expenses per share of these amounts ($)                        0.06            0.04            0.03            0.02            0.05


                                                                                             Class C
                                                               =====================================================================

                                                                                     Years ended September 30
                                                               ---------------------------------------------------------------------
Per Share Data                                                 1995 (a)       1996 (a)       1997 (a)       1998 (a)       1999 (a)
====================================================================================================================================
Net asset value, beginning of year ($)                             8.52           9.58          11.10          15.10           8.49
                                                               --------       --------       --------       --------       --------

 Net investment loss ($)*                                         (0.14)         (0.16)         (0.16)         (0.14)         (0.15)

 Net realized and unrealized gain (loss)
 on investments ($)                                                1.20           1.68           5.01          (3.86)          2.49
                                                               --------       --------       --------       --------       --------

Total from investment operations ($)                               1.06           1.52           4.85          (4.00)          2.34
                                                               --------       --------       --------       --------       --------

 Distributions from capital gains ($)                                --             --          (0.85)         (2.61)         (0.37)
                                                               --------       --------       --------       --------       --------

Total distributions ($)                                              --             --          (0.85)         (2.61)         (0.37)
                                                               --------       --------       --------       --------       --------

Net asset value, end of year ($)                                   9.58          11.10          15.10           8.49          10.46
                                                               ========       ========       ========       ========       ========

Total return (%)(b)                                               12.44          15.87          47.15         (30.52)         28.21


Ratios/Supplemental Data
====================================================================================================================================

Net assets at end of year ($ thousands)                           7,391          4,503          7,460          7,012          6,545

Expense ratio (%)                                                  2.10           2.10           2.10           2.10           2.12

Expense ratio after expense reductions (%)*                        2.10           2.10           2.10           2.10           2.10

Ratio of net investment loss to
average net assets (%)*                                           (1.67)         (1.71)         (1.41)         (1.20)         (1.50)

Portfolio turnover rate (%)                                      178.60         155.85         273.33          98.30          93.38

*Reflects voluntary reduction of
expenses per share of these amounts ($)                            0.06           0.04           0.03           0.02           0.05

(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges.

(c) January 1, 1999 (commencement of share class) to September 30, 1999.

(d) Not annualized.

(e) Annualized.

            The text and notes are an integral part of the financial statements.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

                                                                                           Class S
                                                         ===========================================================================

                                                                                   Years ended September 30
                                                         ---------------------------------------------------------------------------
Per Share Data                                            1995 (a)         1996 (a)         1997 (a)        1998 (a)        1999 (a)
====================================================================================================================================
Net asset value, beginning of year ($)                        8.60             9.77            11.44           15.73           9.02
                                                         ---------        ---------        ---------       ---------      ---------

 Net investment loss ($)*                                    (0.06)           (0.07)           (0.04)          (0.02)         (0.05)

 Net realized and unrealized gain (loss)
 on investments ($)                                           1.23             1.74             5.18           (4.08)          2.66
                                                         ---------        ---------        ---------       ---------      ---------

Total from investment operations ($)                          1.17             1.67             5.14           (4.10)          2.61
                                                         ---------        ---------        ---------       ---------      ---------

 Distributions from capital gains ($)                           --               --            (0.85)          (2.61)         (0.37)
                                                         ---------        ---------        ---------       ---------      ---------

Total distributions ($)                                         --               --            (0.85)          (2.61)         (0.37)
                                                         ---------        ---------        ---------       ---------      ---------

Net asset value, end of year ($)                              9.77            11.44            15.73            9.02          11.26
                                                         =========        =========        =========       =========      =========

Total return (%)(b)                                          13.60            17.09            48.34          (29.83)         29.59


Ratios/Supplemental Data
====================================================================================================================================

Net assets at end of year ($ thousands)                     12,380           13,311            7,008           4,958          6,432

Expense ratio (%)                                             1.10             1.10             1.10            1.10           1.12

Expense ratio after expense reductions (%)*                   1.10             1.10             1.10            1.10           1.10

Ratio of net investment loss to
average net assets (%)*                                      (0.71)           (0.71)           (0.39)          (0.19)         (0.51)

Portfolio turnover rate (%)                                 178.60           155.85           273.33           98.30          93.38

*Reflects voluntary reduction of
expenses per share of these amounts ($)                       0.06             0.04             0.03            0.02           0.05

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Capital Trust and the Shareholders of
State Street Research Emerging Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Emerging Growth Fund (a series of State Street Research Capital Trust, hereafter referred to as the "Trust") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 5, 1999

The text and notes are an integral part of the financial statements.


22 State Street Research Emerging Growth Fund

Board of Trustees

Ralph F. Verni
Chairman of the Board, President,
Chief Executive Officer and Director,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the Board
and Chief Financial Officer,
St. Regis Corp.

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve
System and Chairman and Commissioner of the Commodity Futures Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.
President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

State Street Research Emerging Growth Fund
--------------------------------------------------------------------------------

Report on Special Meeting of Shareholders

A Special Meeting of Shareholders of the State Street Research Emerging Growth Fund ("Fund"), along with shareholders of other series of State Street Research Capital Trust ("Trust"), was convened on April 6, 1999 ("Meeting"). The results of the Meeting are set forth below.

Action on Proposal

The following persons were elected as Trustees:

                                                  Votes (millions of shares)

                                                 For                 Withheld
--------------------------------------------------------------------------------

Bruce R. Bond                                    51.8                   1.5

Steve A. Garban                                  51.8                   1.5

Malcolm T. Hopkins                               51.6                   1.6

Susan M. Phillips                                51.7                   1.5

[LOGO] STATE STREET RESEARCH
       One Financial Center o Boston, MA 02111

Contact Information for
Investor Services
--------------------------------------------------------------------------------

New accounts

[GRAPHIC]  contact your financial
           professional for assistance

[GRAPHIC]  phone
           1-800-562-0032
           Monday through Friday
           8 am - 6 pm Eastern time

           Hearing-impaired:
           1-800-676-7876

           Chinese and Spanish-speaking:
           1-888-638-3193

[GRAPHIC]  mail
           State Street Research Service Center
           P.O. Box 8408
           Boston, MA 02266-8408

Mutual fund purchases, exchanges, and
account information

[GRAPHIC]  internet
           www.ssrfunds.com

[GRAPHIC]  e-mail
           info@ssrfunds.com

[GRAPHIC]  phone
           1-800-562-0032
           Monday through Friday
           8 am - 6 pm Eastern time

           Hearing-impaired:
           1-800-676-7876

           Chinese and Spanish-speaking:
           1-888-638-3193

[GRAPHIC]  fax
           1-617-737-9722
           (request confirmation number
           first from Service Center:
           1-800-562-0032)

[GRAPHIC]  mail
           State Street Research Service Center
           P.O. Box 8408
           Boston, MA 02266-8408

For 24-hour
Automated Access
   to Your Account

[GRAPHIC]  www.ssrfunds.com

[GRAPHIC]  1-800-562-0032

OverView
--------------------------------------------------------------------------------

For more information on the products and services mentioned in OverView, our shareholder newsletter, visit our Web site at www.ssrfunds.com

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

Aggressive
              Growth Funds
              Global Resources Fund
              Emerging Growth Fund
              Capital Fund
              Aurora Fund
              International Equity Fund
              Growth Fund
              Galileo Fund
              Legacy Fund

              Growth & Income Funds
              Argo Fund
[GRAPHIC]     Investment Trust
              Alpha Fund
              Strategic Growth & Income Fund
              Strategic Income Plus Fund

              Income Funds
              High Income Fund
              Strategic Income Fund
              New York Tax-Free Fund
              Tax-Exempt Fund
              Government Income Fund
              Money Market Fund
Conservative

State Street Research
--------------------------------------------------------------------------------

                                       FYI

o Since October, the State Street Research Emerging Growth Fund has two new portfolio managers, Tucker Walsh and Jim Weiss.

o State Street Research has completed Y2K compliance testing. Visit our Web site at www.ssrfunds.com to learn more.

o Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-800-562-0032 to learn more.

                  --------------------------------------------
                                    [GRAPHIC]

                                     DALBAR
                              HONORS COMMITMENT TO:
                                    INVESTORS
                                      1998
                  --------------------------------------------
                      for Excellence in Shareholder Service

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Emerging Growth Fund prospectus. When used after December 31, 1999, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus on any State Street Research Fund call 1-800-562-0032. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

Control Number:(exp1100)SSR-LD

                                                                    EM-417G-1199

[LOGO] STATE STREET RESEARCH                                [PHOTO]

       Aurora Fund
--------------------------------------------------------------------------------

                                                   Annual Report to Shareholders
                                                   September 30, 1999

-------------------------
In this Report
-------------------------

                    Why this
                         Bull Market
                        Has Been a Bear for
                          Many Investors

                                    [PHOTO]

                                      plus

                                           The U.S. Economy:
                                           As Good as it Was, as Good as it Gets

                                           Measuring Market Breadth

                                           Fund Portfolio and Financials

      Contents

2     12 Month Review
      A look at the fund and its market
      environment over the past 12 months

6     Performance in Perspective
      The most recent performance in the
      context of the fund's track record

8     The Fund in Detail
      Portfolio holdings, financials and notes

--------------------------------------------------------------------------------

From the Chairman

75 Years Ago

State Street Research introduced one of the nation's first mutual funds and pioneered management and research methods that have become industry standard today. We were also one of the first firms to provide candid commentary on fund performance. And in recent years, we have been recognized for our prospectus simplification and plain English communications.

[PHOTO]

Ralph F. Verni

Our newly designed shareholder reports come out of that same tradition. We think the educational format, lively graphics and plain English style will make it easier for you to understand how your fund performed -- and why. We hope you agree.

We're proud to celebrate 75 years of excellence. But as we get ready to turn the calendar to the year 2000, our focus is on the future. We thank you for your confidence, and we look forward to continuing to help you work toward your financial goals in the years ahead.

Sincerely,


/s/ Ralph F. Verni

Ralph F. Verni
Chairman, State Street Research
September 30, 1999

[GRAPHIC]

--------
12 Month Review Management's Discussion of Fund Performance Part 1
--------

                            How State Street Research
                              Aurora Fund Performed

The environment for stocks was generally favorable throughout the year, which helped the fund return 22.88%.(1) The fund outperformed its peer group, the Lipper Small-Cap Value Fund Average, which returned 12.33% for the year. Also, it significantly outperformed the Russell 2000 Value Index(2), which gained a modest 5.83% for the period.

Reasons for the Fund's Performance

A significant portion of the fund's assets was concentrated in cyclical industries. And although these stocks failed to keep up with areas of the market associated with technology, which delivered spectacular gains for the year, they did respectably well. The fund's investment in real estate investment trusts got off to a strong start early in the year, but the group gave back most of its gains as uncertainty about interest rates and the economy materialized later in the period.

                                                         Class A Shares(1)

                                                             [GRAPHIC]

                                                               22.88%

How the Fund is Positioned
for the Period Ahead

We continue to focus on individual companies with little regard to the economy or the markets. We search for relatively small companies that are selling at reasonable prices and offer the opportunity for strong future gains.

Our Outlook

At least a third of the fund is invested in companies that are associated with industrial materials, auto parts, chemicals, electronics and machinery. And while these areas are not growing at the pace of hot industries such as biotechnology and the Internet, we believe the companies we own represent good value for the period ahead.

                                                         Russell 2000
                                                        Value Index(2)

                                                          [GRAPHIC]

                                                            5.83%

More Management's Discussion of Fund Performance on pages 6 and 7.  |_|

We search for small companies selling at reasonable prices with the potential for strong gains.

[PHOTO]

Rudy Kluiber
Portfolio Manager,
State Street Research
Aurora Fund

Because financial markets and mutual fund strategies are constantly evolving, it's possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2 State Street Research Aurora Fund

        ------------------------------------------------------------------------
[PHOTO] The Fund at a Glance as of 9/30/99
        ------------------------------------------------------------------------

        State Street Research Aurora Fund is a stock fund with a value approach to small company investing.

Total net assets: $434 million

Top 10 Holdings

    Issuer/security           % of fund assets

 1  Wyman-Gordon                          3.4%

 2  Transportation Technologies           2.6%

 3  Coherent                              2.5%

 4  Imation                               2.5%

 5  Simpson Industries                    2.1%

 6  Stepan Chemical                       1.9%

 7  Harrah's Entertainment                1.9%

 8  Specialty Equipment Companies         1.8%

 9  Steinway Musical Instruments          1.8%

10  Bell & Howell                         1.7%

    Total                                22.2%

See page 11 for more detail.

Top 5 Industries
% of fund assets

-------------------------------------
Miscellaneous Materials
& Processing                     7.9%
-------------------------------------

-------------------------------------
Automotive Parts                 7.3%
-------------------------------------

-------------------------------------
Chemicals                        6.0%
-------------------------------------

-------------------------------------
Electronics                      4.2%
-------------------------------------

-------------------------------------
Real Estate Investment Trusts    3.9%
-------------------------------------

Performance: Class A
Year ended 9/30/99: 22.88%(1)

Fund average annual total return(3, 5)

                             Life of Fund
    1 Year       3 Years       (2/13/95)
----------------------------------------------
    15.82%       14.77%          22.19%

See pages 6 and 7 for data on other share classes.

Russell 2000 Value Index(2)

                             Life of Fund
    1 Year       3 Years       (2/13/95)
----------------------------------------------
     5.83%        9.60%          13.58%

Ticker Symbols

State Street Research Aurora Fund   Class A: SSRAX   Class B(1): SSRPX*
Class B: SSRBX   Class C: SSRDX   Class S: SSRCX

As Good as it Was, as Good as it Gets

Add one more year to one of the most prosperous economic cycles of the century. 1998 ended with a burst of unexpected strength. And although the pace has slowed just enough to keep inflation under control in 1999, the Federal Reserve Board made good on its promise to continue to keep a lid on inflation for the future. The Fed raised short-term interest rates twice between June and August.

But inflationary pressure has begun to mount. Soaring energy prices pushed the Consumer Price Index up 2.3%, compared to 1.6% one year ago. Households continue to spend more than they earn as home and auto sales remain robust. Consumer confidence hit a record high in June, but fell during July, August and September. For younger and less wealthy Americans, confidence has been on a downward trend for some time.

Higher interest rates have hurt bonds more than stocks. Most bonds lost ground as the yield on the 30-year U.S. Treasury benchmark rose above 6.0% in June and stayed there until late in the period. The S&P 500(4), a broad measure of common stock performance, rose 27.79%. However, a disproportionate share of the market's gains belonged to large-company growth stocks. Outside the top 50 stocks, returns have been flat to down for the period. That means the average investor is looking at a portfolio that is out of step with the S&P 500.

  Inflationary Pressure
  Has Started to Build

[The following table was represented as a bar chart in the printed material.]

                           Q4'98             1.6%
                           Q1'99             1.6%
                           Q2'99             2.1%
                           Q3'99             2.3%

  Source: Haver Analytics. Bureau of Economic Analysis.

--------------------------------------------------------------------------------
(1)   Does not reflect sales charge.

(2) The Russell 2000 Value Index contains only those stocks within the complete Russell 2000 Index (a small company index) that show below average growth. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3)   At maximum applicable sales charge.

(4) The S&P 500 (Officially the "Standard & Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(5) Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

*Proposed

--------------------------------------------------------------------------------

[GRAPHIC] The Way We Think

                              Why this Bull Market
                                 Has Been a Bear
                               for Many Investors

                                                                       [GRAPHIC]

It's been another good year for stocks. But the markets' double digit gains have not necessarily filtered down to the average investor. The reason? A phenomenon called market breadth, a technical measure of how many stocks are participating in the market's current trend. For the past year, market breadth has been narrow, and that's generally bad.

Beyond the Box Scores

When market breadth is narrow it means that only a handful of stocks have shared in the biggest gains. For example, although the S&P 500, a broad measure of common stock performance, gained 28.7% in 1998, the top 50 stocks in the index were up 40.0%. Since January, the technology driven Nasdaq has risen a stunning 25.24% while the average New York Stock Exchange stock has lost 20%.

When the top-performing group of stocks diverges sharply from the average, it also puts pressure on mutual funds. Funds that owned a broad list of stocks, or focused on value, or small- or mid-cap stocks, were left out of the party. Even funds that owned big winners, such as Microsoft, Cisco and Intel, were destined to lag unless they overweighted them. And most managers are reluctant to concentrate their investments in any one small group of stocks because it can be risky and less rewarding over the long term.

Narrow Markets Give Way

Historical data suggest that a narrow market trend is less sustainable than a broad one. Narrow markets eventually give way. They either broaden to take other stocks up with them, or they get pulled down under the weight of the rest of the market.

And the type of investment that leads the market changes. For four years

[GRAPHIC]                   The Year's Hits & Misses                   [GRAPHIC]
--------------------------------------------------------------------------------

Wyman-Gordon Company

is the dominant player in the market for forged aerospace components. We invested in the Grafton, Massachusetts company after a series of internal problems drove the company's stock price down from the high $20s to the low single digits within a year. The depressed stock price, plus the company's unique market position, also made Wyman-Gordon an attractive takeover candidate. Recently, Precision Castparts, a maker of cast (versus forged) aerospace parts made a bid to acquire the company at $20/share. It's an opportunity for Precision to expand its market presence buying the leading franchise in forged parts at a price that represents about 50% of the company's annual revenues. Wyman-Gordon has made a significant contribution to the performance of State Street Research Aurora Fund during the period.

Kevco, Inc.

distributes bathroom fixtures and hardware to makers of manufactured housing. We were attracted to the company because it had a solid base of business and because the market for manufactured housing was growing, the beneficiary of a strong economy and low interest rates.

During the year Kevco acquired Patrick Industries, a competitor that offered the potential to expand Kevco's market share. However, instead of producing a desirable synergy, the acquisition was difficult for Kevco to assimilate. And because it had financed the purchase with debt, the acquisition also weakened its own financial position. Plus, the manufactured housing market contracted during the year, which served to make a bad situation even worse. As a result, we liquidated our interest in the company a loss.


4 State Street Research Aurora Fund
running, large-company growth stocks have been the strongest performers [see table]. However, between 1993-1994 the Morgan Stanley Capital International EAFE Index(6), a broad measure of foreign stock market performance, topped the charts. In 1991-1992, the Russell 2000 Index(7), which tracks the performance of small stocks, was king of the hill. And in 1990, the last year the stock market suffered a serious correction, bonds beat stocks.

Top Performing Indexes
1990 -- 1998

--------------------------------------------------------------------------------
1990 Lehman Bros Aggregate Bond Index(8)                   8.96%
--------------------------------------------------------------------------------
1991 Russell 2000 Growth(9)                               51.18%
--------------------------------------------------------------------------------
1992 Russell 2000 Value                                   29.15%
--------------------------------------------------------------------------------
1993 MSCI EAFE                                            32.57%
--------------------------------------------------------------------------------
1994 MSCI EAFE                                             7.78%
--------------------------------------------------------------------------------
1995 S&P 500/Barra Growth(10)                             38.13%
--------------------------------------------------------------------------------
1996 S&P 500/Barra Growth                                 23.97%
--------------------------------------------------------------------------------
1997 S&P 500/Barra Growth                                 36.52%
--------------------------------------------------------------------------------
1998 S&P 500/Barra Growth                                 42.16%
--------------------------------------------------------------------------------

A Rare Divergence

In fact, the period between 1995-1999 has been an anomaly for the stock market. The last time there was such a sharp divergence between the top and bottom of the market was in 1972-1973, when investor attention focused on a narrow band of stocks known as the "nifty fifty." However, the aftermath of that period was devastating for some of the most popular stocks of the period, such as Polaroid, Burroughs, and Emery Air Freight. It's hard to imagine some of today's high flyers sharing a similar fate, but back then it was hard to imagine they wouldn't keep going higher.

Lessons of the Past

The key lesson for investors today is that diversification still makes sense.
It doesn't necessarily result in top performance in the short term, but when the market broadens, you'll already be on board.

A Closer Look [GRAPHIC]

Measuring
Market Breadth

In order to measure the underlying strength of the stock market, technicians study the relationship between the number of stocks that have advanced versus the number that have declined. They're also interested in how many stocks are hitting new highs compared to those hitting new lows. The math is simple. They subtract decliners from advancers and new lows from new highs and plot the results on daily charts in order to create trend lines. When few stocks participate in a trend or trendsetters cluster in a certain segment of the market, market breadth is narrow and the trend is unconfirmed. When many stocks are participating, market breadth is broad and the trend is considered strong and sustainable.

What's Changed? State Street Research Aurora Fund
--------------------------------------------------------------------------------

Top Five Sectors % of Fund Assets

September 30, 1998

[The following table was represented as a pie chart in the printed material.]

Materials & Processing              22.7%
Consumer Discretionary              17.0%
Automobiles & Transportation        12.1%
Technology                           8.9%
Financial Services                   8.5%

September 30, 1999

[The following table was represented as a pie chart in the printed material.]

Materials & Processing              20.3%
Consumer Discretionary              18.2%
Automobiles & Transportation        10.2%
Technology                          11.7%
Producer Durables                    9.5%

--------------------------------------------------------------------------------
(6) The Morgan Stanley EAFE Index comprises stocks from Europe, Australasia, and the Far East. The index is unmanaged and does not take sales charges into consideration. It is not possible to invest directly in the index.

(7) The Russell 2000 Index is an index of the 2000 smallest stocks within the Russell 3000 Index. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

(8) The Lehman Brothers Aggregate Bond Index comprises more than 5,000 taxable government bonds, investment-grade corporate bonds, and mortgage backed securities. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(9) The Russell 2000 Growth Index contains only those stocks within the complete Russell 2000 Index (a small company index) that show above average growth. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(10) The S&P 500/BARRA Growth Index contains growth companies with low book-to-price ratios. It is the complementary part of the S&P 500/BARRA Value Index. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

[GRAPHIC]
-----------
Performance in Perspective Management's Discussion of Fund Performance Part 2
-----------

                  Performance Figures as of September 30, 1999

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is never a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period-- say, five years-- in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load
-------

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.25%

                                                       Life of Fund
Cumulative Total Return             1 Year    3 Years    (2/13/95)
(does not reflect              ------------------------------------
sales charge)                       22.88%    60.38%      168.46%

                                                       Life of Fund
Average Annual Total Return         1 Year    3 Years    (2/13/95)
(at maximum applicable         ------------------------------------
sales charge)                       15.82%    14.77%      22.19%

$10,000 Over Life of Fund

[The following table was represented as a line graph in the printed material.]

            Class A      S & P 500     Russell 2000 Value Index
            -------      ---------     ------------------------
"95"         10539         12425                 12075
"96"         14869         14950                 13703
"97"         25678         20994                 19547
"98"         19407         22900                 17047
"99"         23848         29263                 18041
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1) Back Load for accounts opened after 1/1/99
----------

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                       Life of Fund
Cumulative Total Return             1 Year    3 Years    (2/13/95)
(does not reflect              ------------------------------------
sales charge)                       21.90%    56.68%      159.07%

                                                       Life of Fund
Average Annual Total Return         1 Year    3 Years    (2/13/95)
(at maximum applicable         ------------------------------------
sales charge)                       16.90%    15.40%      22.61%

$10,000 Over Life of Fund

[The following table was represented as a line graph in the printed material.]

            Class B(1)   S & P 500     Russell 2000 Value Index
            ----------   ---------     ------------------------
"95"          11602        12425                 12075
"96"          16535        14950                 13703
"97"          28332        20994                 19547
"98"          21253        22900                 17047
"99"          25707        29263                 18041
--------------------------------------------------------------------------------


6 State Street Research Aurora Fund

--------------------------------------------------------------------------------
Class B Back Load for accounts opened before 1/1/99
-------

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                       Life of Fund
Cumulative Total Return             1 Year    3 Years    (2/13/95)
(does not reflect              ------------------------------------
sales charge)                       21.90%    56.68%      159.07%

                                                       Life of Fund
Average Annual Total Return         1 Year    3 Years    (2/13/95)
(at maximum applicable         ------------------------------------
sales charge)                       16.90%    15.40%      22.61%

$10,000 Over Life of Fund

[The following table was represented as a line graph in the printed material.]

            Class B      S & P 500     Russell 2000 Value Index
            -------      ---------     ------------------------
"95"         11602         12425                 12075
"96"         16535         14950                 13703
"97"         28332         20994                 19547
"98"         21253         22900                 17047
"99"         25707         29263                 18041
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Level Load
-------

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                       Life of Fund
Cumulative Total Return             1 Year    3 Years    (2/13/95)
(does not reflect              ------------------------------------
sales charge)                       21.98%    56.68%      159.07%

                                                       Life of Fund
Average Annual Total Return         1 Year    3 Years    (2/13/95)
(at maximum applicable         ------------------------------------
sales charge)                       20.98%    16.15%      22.81%

$10,000 Over Life of Fund

[The following table was represented as a line graph in the printed material.]

            Class C      S & P 500     Russell 2000 Value Index
            -------      ---------     ------------------------
"95"         11602         12425                 12075
"96"         16535         14950                 13703
"97"         28318         20994                 19547
"98"         21239         22900                 17047
"99"         25907         29263                 18041
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S Special Programs
-------

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o     No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                                       Life of Fund
Cumulative Total Return             1 Year    3 Years    (2/13/95)
(does not reflect              ------------------------------------
sales charge)                       23.21%    61.59%      171.57%

                                                       Life of Fund
Average Annual Total Return         1 Year    3 Years    (2/13/95)
(at maximum applicable         ------------------------------------
sales charge)                       23.21%    17.35%      24.07%

$10,000 Over Life of Fund

[The following table was represented as a line graph in the printed material.]

            Class S      S & P 500     Russell 2000 Value Index
            -------      ---------     ------------------------
"95"         11675         12425                 12075
"96"         16806         14950                 13703
"97"         29092         20994                 19547
"98"         22042         22900                 17047
"99"         27157         29263                 18041
--------------------------------------------------------------------------------

A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts.

The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 (officially, the "Standard & Poor's 500 Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

Class B(1) was introduced January 1, 1999.

[GRAPHIC]
------------------
The Fund in Detail
--------

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year and give a summary of operations on a per share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

                                                                         [PHOTO]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 9 to 24 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, check the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To get a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


8 State Street Research Aurora Fund

About the Fund
--------------------------------------------------------------------------------

Business structure

State Street Research Aurora Fund is a mutual fund. A mutual fund allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Capital Trust, a Massachusetts business trust and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversee the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities (see p.25 for trustee information).

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value and handles related services.

The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company, better known as MetLife. State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and strategy

The fund seeks to provide high total return, consisting principally of capital appreciation. In seeking to achieve its objective, the fund searches for those companies that appear to be trading below their true worth.

Share classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.


            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

      o Listed securities -- The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

      o Over-the-counter securities -- The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

      o Securities maturing within sixty days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

      o Other securities -- The fund prices these securities at fair value under procedures established and supervised by the trustees.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

      o     Interest -- The fund accrues interest daily as it earns it.

      o     Cash dividends -- The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

      o Dividends from net investment income -- The fund ordinarily declares and pays these annually, if any.

      o Net realized capital gains -- The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it intends to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The Fund pays expenses as follows:

      o Expenses attributed to the fund -- The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

      o Expenses attributed to the trust of which the fund is a series -- These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.

The fund's securities and investment practices carry certain risks.


The text and notes are an integral part of the financial statements.

10 State Street Research Aurora Fund

Portfolio Holdings  September 30, 1999
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*     Denotes a security which has not paid a dividend during the last year.

+ Denotes an American Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.

o Denotes a Rule 144A restricted security, meaning that it trades only among certain qualified institutional buyers. As of the report date, the fund had 1.77% of net assets in Rule 144A Securities.

|X|   Denotes a security valued under procedures established by the trustees.
--------------------------------------------------------------------------------

                                                                        Market
      Issuer                                               Shares       Value
      ==========================================================================

      Common Stocks  89.7% of net assets

      Automobiles & Transportation
      10.2% of net assets
      ==========================================================================

      Air Transport 1.0%
      --------------------------------------------------------------------------
      Airnet Systems Inc.*                                120,000     $1,095,000
      --------------------------------------------------------------------------
      America West Holdings Corp. Cl. B*                   70,000      1,211,875
      --------------------------------------------------------------------------
      Mesa Air Group, Inc.*                               350,900      2,149,263
      --------------------------------------------------------------------------

                                                                       4,456,138
                                                                      ----------

      Automotive Parts 7.3%
      --------------------------------------------------------------------------
      American Axle &
        Manufacturing Holdings Inc.*                      120,000      1,710,000
      --------------------------------------------------------------------------
      Borg-Warner Automotive Inc.                          76,000      3,268,000
      --------------------------------------------------------------------------
      Dura Automotive Systems Inc.*                        65,000      1,564,062
      --------------------------------------------------------------------------
      Exide Corp.                                         300,000      2,868,750
      --------------------------------------------------------------------------
      Federal-Mogul Corp.                                  50,200      1,383,637
      --------------------------------------------------------------------------
(5)   Simpson Industries Inc.                             818,000      9,049,125
        Automotive Parts
      --------------------------------------------------------------------------
      Stoneridge Inc.*                                     39,500        686,313
      --------------------------------------------------------------------------
(2)   Transportation Technologies
        Industries, Inc.*                                 640,000     11,080,000
        Transportation
      --------------------------------------------------------------------------
                                                                      31,609,887
                                                                      ----------

      Miscellaneous Transportation 0.5%
      --------------------------------------------------------------------------
      Marine Transport Corp.*                              49,500        148,500
      --------------------------------------------------------------------------
      OMI Corp.*                                           70,000        179,375
      --------------------------------------------------------------------------
      Trailer Bridge Inc.*                                 12,500         24,219
      --------------------------------------------------------------------------
      Tranz Rail Holdings Ltd.+                           330,000      1,691,250
      --------------------------------------------------------------------------
                                                                       2,043,344
                                                                      ----------

      Railroad Equipment 0.6%
      --------------------------------------------------------------------------
      ABC Rail Products Corp.*                            180,000      2,542,500
                                                                      ----------

      Railroads 0.3%
      --------------------------------------------------------------------------
      Genesee & Wyoming Inc. Cl. A*                       130,000      1,478,750
                                                                      ----------

      Recreational Vehicles & Boats 0.2%
      --------------------------------------------------------------------------
      National R.V. Holdings, Inc.*                        44,300        874,925
                                                                      ----------

      Tires & Rubber 0.3%
      --------------------------------------------------------------------------
      Titan International Inc.                            120,000      1,230,000
                                                                      ----------
      Total Automobiles & Transportation                              44,235,544
                                                                      ----------


            The text and notes are an integral part of the financial statements.

Portfolio Holdings September 30, 1999 CONTINUED

                                                                        Market
      Issuer                                               Shares       Value
      ==========================================================================

      Consumer Discretionary 18.2% of net assets
      ==========================================================================

      Advertising Agencies 0.5%
      --------------------------------------------------------------------------
      HA-LO Industries, Inc.*                             190,000     $1,187,500
      --------------------------------------------------------------------------
      TMP Worldwide Inc.*                                  15,000        913,125
      --------------------------------------------------------------------------
                                                                       2,100,625
                                                                      ----------

      Casinos/Gambling, Hotel/Motel 3.5%
      --------------------------------------------------------------------------
      Anchor Gaming*                                       20,000      1,190,000
      --------------------------------------------------------------------------
      Argosy Gaming Corp.*                                 50,000        662,500
      --------------------------------------------------------------------------
(7)   Harrah's Entertainment Inc.*                        290,000      8,047,500
        Casinos/Gambling
      --------------------------------------------------------------------------
      International Game
        Technology Inc.                                   110,000      1,965,755
      --------------------------------------------------------------------------
      MGM Grand Inc.*                                      51,344      2,628,171
      --------------------------------------------------------------------------
      Players International, Inc.*                         70,000        518,437
      --------------------------------------------------------------------------
                                                                      15,012,363
                                                                      ----------

      Commercial Services 3.7%
      --------------------------------------------------------------------------
(10)  Bell & Howell Co.*                                  205,000      7,520,937
        Computer Software & Service
      --------------------------------------------------------------------------
      InsWeb Corp.*                                         6,200        121,675
      --------------------------------------------------------------------------
      Korn / Ferry International*                          30,000        691,875
      --------------------------------------------------------------------------
      Loislaw.com, Inc.*                                   48,400        701,800
      --------------------------------------------------------------------------
      Luminant Worldwide Corp.*                            30,000        922,500
      --------------------------------------------------------------------------
      Obie Media Corp.                                     48,500        518,344
      --------------------------------------------------------------------------
      Pierce Leahy Corp.*                                  43,000      1,021,250
      --------------------------------------------------------------------------
      Protection One Inc.*                                 47,000        188,000
      --------------------------------------------------------------------------
      Right Management
        Consultants Inc.*                                 100,000      1,125,000
      --------------------------------------------------------------------------
      Ritchie Brothers
        Auctioneers Inc.*                                  70,000      2,660,000
      --------------------------------------------------------------------------
      StarMedia Network, Inc.*                             10,000        367,187
      --------------------------------------------------------------------------
      Wink Communications, Inc.*                            5,000        218,438
      --------------------------------------------------------------------------
                                                                      16,057,006
                                                                      ----------

      Communications, Media & Entertainment 0.9%
      --------------------------------------------------------------------------
      Acme Communications Inc.*                            28,400        866,200
      --------------------------------------------------------------------------
      Hearst Argyle Television Inc.*                       39,667        852,840
      --------------------------------------------------------------------------
      Imax Corp.*                                          30,000        600,000
      --------------------------------------------------------------------------
      Salem Communications Corp. Cl. A*                    55,000      1,402,500
      --------------------------------------------------------------------------
      TiVo Inc.*                                            7,900        236,506
      --------------------------------------------------------------------------
      Valley Media Inc.*                                   15,000        179,063
      --------------------------------------------------------------------------
                                                                       4,137,109
                                                                      ----------

      Consumer Electronics 0.1%
      --------------------------------------------------------------------------
      Recoton Corp.*                                       35,000        236,250
                                                                      ----------

      Consumer Products 0.2%
      --------------------------------------------------------------------------
      Bacou USA Inc.*                                      40,000        667,500
      --------------------------------------------------------------------------
      Day Runner Inc.*                                     18,800        157,450
      --------------------------------------------------------------------------
                                                                         824,950
                                                                      ----------

      Consumer Services 1.5%
      --------------------------------------------------------------------------
      Amerco*                                             180,000     $5,141,250
      --------------------------------------------------------------------------
      Computer Learning Centers Inc.*                      35,000        129,063
      --------------------------------------------------------------------------
      Dollar Thrifty Automotive
        Group, Inc.*                                       65,000      1,344,687
      --------------------------------------------------------------------------
                                                                       6,615,000
                                                                      ----------

      Household Furnishings 0.1%
      --------------------------------------------------------------------------
      Home Products International Inc.*                    48,000        510,000
                                                                      ----------

      Leisure Time 2.3%
      --------------------------------------------------------------------------
      Championship Auto Racing
        Teams, Inc.*                                       40,000      1,040,000
      --------------------------------------------------------------------------
      Rawlings Sporting Goods Co.*                        105,000        977,813
      --------------------------------------------------------------------------
(9)   Steinway Musical Instruments Inc.*                  365,000      7,642,187
        Musical Instruments
      --------------------------------------------------------------------------
      Sturm Ruger & Company Inc.                           50,000        450,000
      --------------------------------------------------------------------------
                                                                      10,110,000
                                                                      ----------

      Photography 0.4%
      --------------------------------------------------------------------------
      CPI Corp.                                            50,000      1,709,375
                                                                      ----------

      Printing & Publishing 2.1%
      --------------------------------------------------------------------------
      Hollinger International, Inc. Cl. A                 570,000      6,768,750
      --------------------------------------------------------------------------
      Merrill Corp.                                        60,000      1,194,375
      --------------------------------------------------------------------------
      Pulitzer Inc.                                        24,200      1,099,588
      --------------------------------------------------------------------------
                                                                       9,062,713
                                                                      ----------

      Retail 2.5%
      --------------------------------------------------------------------------
      Barbeques Galore Ltd.*+                              75,000        525,000
      --------------------------------------------------------------------------
      BJ's Wholesale Club Inc.*                            40,000      1,182,500
      --------------------------------------------------------------------------
      Burlington Coat Factory
        Warehouse Corp.*                                   45,000        888,750
      --------------------------------------------------------------------------
      Cole National Corp. Cl. A*                           50,000        384,375
      --------------------------------------------------------------------------
      Consolidated Stores Corp.*                          100,000      2,206,250
      --------------------------------------------------------------------------
      EMusic.com Inc.*                                     38,700        575,662
      --------------------------------------------------------------------------
      Finlay Enterprises Inc.*                             70,000        962,500
      --------------------------------------------------------------------------
      FreeShop.com, Inc.*                                  11,700        134,550
      --------------------------------------------------------------------------
      Hawkins Chemical Inc.                                31,500        248,063
      --------------------------------------------------------------------------
      RDO Equipment Co. Cl. A*                             50,000        331,250
      --------------------------------------------------------------------------
      Sharper Image Corp.*                                 40,000        440,000
      --------------------------------------------------------------------------
      West Coast Entertainment Corp.*                     100,000         27,000
      --------------------------------------------------------------------------
      Whitehall Jewellers Inc.*                           110,000      3,162,500
      --------------------------------------------------------------------------
                                                                      11,068,400
                                                                      ----------

      Textile Apparel Manufacturers 0.4%
      --------------------------------------------------------------------------
      Oshkosh B' Gosh, Inc. Cl. A                         110,000      1,756,563
                                                                      ----------
      Total Consumer Discretionary                                    79,200,354
                                                                      ----------


The text and notes are an integral part of the financial statements.

12 State Street Research Aurora Fund

                                                                        Market
      Issuer                                               Shares       Value
      ==========================================================================

      Consumer Staples 1.5% of net assets
      ==========================================================================

      Beverages 0.3%
      --------------------------------------------------------------------------
      Beringer Wine Estates
        Holdings, Inc. Cl. B*                              15,000       $615,937
      --------------------------------------------------------------------------
      Golden State Vintners Inc. Cl. B*                   145,000        688,750
      --------------------------------------------------------------------------
                                                                       1,304,687
                                                                      ----------

      Foods 1.0%
      --------------------------------------------------------------------------
      Bush Boake Allen Inc.*                              110,000      2,901,250
      --------------------------------------------------------------------------
      Del Monte Foods Co.*                                 30,000        423,750
      --------------------------------------------------------------------------
      International Home Foods Inc.*                       50,000        875,000
      --------------------------------------------------------------------------
                                                                       4,200,000
                                                                      ----------

      Tobacco 0.2%
      --------------------------------------------------------------------------
      Dimon Inc.                                          140,000        542,500
      --------------------------------------------------------------------------
      Standard Commercial Corp.                            91,200        364,800
      --------------------------------------------------------------------------
                                                                         907,300
                                                                      ----------
      Total Consumer Staples                                           6,411,987
                                                                      ----------

      Financial Services 9.0% of net assets
      ==========================================================================

      Banks & Savings & Loan 1.1%
      --------------------------------------------------------------------------
      PBOC Holdings Inc.*                                 330,000      2,681,250
      --------------------------------------------------------------------------
      Richmond County Financial Corp.                      80,000      1,505,000
      --------------------------------------------------------------------------
      Staten Islands Bancorp Inc.                          50,000        940,625
      --------------------------------------------------------------------------
                                                                       5,126,875
                                                                      ----------

      Financial Data Processing Services & Systems 1.0%
      --------------------------------------------------------------------------
      Fair, Issac & Company Inc.                           45,400      1,274,038
      --------------------------------------------------------------------------
      International Telecommunication
        Data Systems, Inc.*                               360,000      3,037,500
      --------------------------------------------------------------------------
                                                                       4,311,538
                                                                      ----------

      Insurance 0.9%
      --------------------------------------------------------------------------
      Foremost Corp.                                      129,400      3,105,600
      --------------------------------------------------------------------------
      PAULA Financial                                     132,400        819,225
      --------------------------------------------------------------------------
                                                                       3,924,825
                                                                      ----------

      Miscellaneous Financial 1.9%
      --------------------------------------------------------------------------
      Capital Re Corp.                                    470,000      4,700,000
      --------------------------------------------------------------------------
      CIT Group Inc. Cl. A                                 80,000      1,645,000
      --------------------------------------------------------------------------
      Delta Financial Corp.*                               70,000        350,000
      --------------------------------------------------------------------------
      Digital Insight Corp.*                                4,800         72,000
      --------------------------------------------------------------------------
      Heller Financial Inc. Cl. A                          58,300      1,311,750
      --------------------------------------------------------------------------
      HomeStore.com, Inc.*                                  5,000        208,437
      --------------------------------------------------------------------------
                                                                       8,287,187
                                                                      ----------

      Real Estate Investment Trusts 3.9%
      --------------------------------------------------------------------------
      Beacon Capital Partners Inc.*o                      120,000     $1,590,000
      --------------------------------------------------------------------------
      Core Capital Inc. Cl. A*|X|                         300,000      4,167,000
      --------------------------------------------------------------------------
      Core Capital Inc. Series A Pfd.*o|X|                300,000      6,000,000
      --------------------------------------------------------------------------
      Entertainment Properties Trust                      349,200      5,107,050
      --------------------------------------------------------------------------
                                                                      16,864,050
                                                                      ----------

      Rental & Leasing Services: Commercial 0.1%
      --------------------------------------------------------------------------
      Linc Capital Inc.*                                   60,000        258,750
                                                                      ----------

      Securities Brokerage & Services 0.1%
      --------------------------------------------------------------------------
      Gilman & Ciocia Inc.*                                20,000        225,000
      --------------------------------------------------------------------------
      Noel Liquidating Trust Units*|X|                    102,000         71,400
      --------------------------------------------------------------------------
                                                                         296,400
                                                                      ----------
      Total Financial Services                                        39,069,625
                                                                      ----------

      Health Care 2.2% of net assets
      ==========================================================================

      Drugs & Biotechnology 1.0%
      --------------------------------------------------------------------------
      Aviron Corp.*                                        55,000      1,333,750
      --------------------------------------------------------------------------
      BioReliance Corp.*                                   50,000        312,500
      --------------------------------------------------------------------------
      Lunar Corp.*                                        107,500        806,250
      --------------------------------------------------------------------------
      Pathogenesis Corp.*                                 124,700      1,917,262
      --------------------------------------------------------------------------
                                                                       4,369,762
                                                                      ----------

      Health Care Services 0.3%
      --------------------------------------------------------------------------
      DIANON Systems Inc.*                                 90,000        978,750
      --------------------------------------------------------------------------
      Provantage Health Services, Inc.*                    28,200        290,813
      --------------------------------------------------------------------------
                                                                       1,269,563
                                                                      ----------

      Hospital Supply 0.9%
      --------------------------------------------------------------------------
      CONMED Corp.*                                        30,000        735,000
      --------------------------------------------------------------------------
      Igen International, Inc.*                            30,000        748,125
      --------------------------------------------------------------------------
      Invivo Corp.*                                       164,900      2,092,169
      --------------------------------------------------------------------------
      Novametrix Medical Systems Inc.*                    110,000        385,000
      --------------------------------------------------------------------------
                                                                       3,960,294
                                                                      ----------
      Total Health Care                                                9,599,619
                                                                      ----------

      Materials & Processing 20.3% of net assets
      ==========================================================================

      Agriculture 0.5%
      --------------------------------------------------------------------------
      Cadiz Inc.*                                          16,000        153,000
      --------------------------------------------------------------------------
      Corn Products International Inc.                     30,000        913,125
      --------------------------------------------------------------------------
      Zapata Corp.*                                       260,000      1,300,000
      --------------------------------------------------------------------------
                                                                       2,366,125
                                                                      ----------

      Building & Construction 1.6%
      --------------------------------------------------------------------------
      Centex Construction Products Inc.                    14,500        538,313
      --------------------------------------------------------------------------
      Lennox International Inc.                           124,200      1,925,100
      --------------------------------------------------------------------------
      Nortek Inc.*                                        126,500      4,316,812
      --------------------------------------------------------------------------
                                                                       6,780,225
                                                                      ----------


            The text and notes are an integral part of the financial statements.

                                                                        Market
      Issuer                                               Shares       Value
      ==========================================================================

      Chemicals 6.0%
      --------------------------------------------------------------------------
      American Pacific Corp.*                             413,200     $3,253,950
      --------------------------------------------------------------------------
      Cambrex Corp.                                       280,000      7,402,500
      --------------------------------------------------------------------------
      Carbide / Graphite Group, Inc.*                      27,500        237,188
      --------------------------------------------------------------------------
      Geon Co.                                            147,000      3,785,250
      --------------------------------------------------------------------------
      Intertape Polymer Group Inc.                         20,000        565,000
      --------------------------------------------------------------------------
      Lilly Industrial Inc. Cl. A                         198,500      2,704,562
      --------------------------------------------------------------------------
(6)   Stepan Chemical Co.                                 355,000      8,098,437
        Chemicals
      --------------------------------------------------------------------------
                                                                      26,046,887
                                                                      ----------

      Containers & Packaging 0.9%
      --------------------------------------------------------------------------
      Ivex Packaging Corp.*                               110,200      1,102,000
      --------------------------------------------------------------------------
      Shorewood Packaging Corp.*                           90,000      1,220,625
      --------------------------------------------------------------------------
      U.S. Can Corp.*                                      85,000      1,737,188
      --------------------------------------------------------------------------
                                                                       4,059,813
                                                                      ----------

      Fertilizers 1.7%
      --------------------------------------------------------------------------
      Agrium Inc.                                         560,000      5,565,000
      --------------------------------------------------------------------------
      Mississippi Chemical Corp.                          280,000      1,960,000
      --------------------------------------------------------------------------
                                                                       7,525,000
                                                                      ----------

      Miscellaneous Materials & Processing 7.9%
      --------------------------------------------------------------------------
      Chase Industries Inc.*                              100,400        859,675
      --------------------------------------------------------------------------
      Hawk Corp. Cl. A*                                   330,000      1,732,500
      --------------------------------------------------------------------------
      Intermet Corp.                                      485,900      4,114,966
      --------------------------------------------------------------------------
      N.N. Ball & Roller Inc.                             110,000        704,687
      --------------------------------------------------------------------------
      Penn Engineering & Manufacturing Corp.              160,000      3,930,000
      --------------------------------------------------------------------------
      Ryerson Tull, Inc.                                  210,000      4,856,250
      --------------------------------------------------------------------------
      TransPro Inc.                                        55,000        271,562
      --------------------------------------------------------------------------
      Webco Industries Inc.*                                3,000          8,813
      --------------------------------------------------------------------------
      Wolverine Tube Inc.*                                200,000      3,100,000
      --------------------------------------------------------------------------
(1)   Wyman-Gordon Co.*                                   780,000     14,576,250
        Aerospace Components
      --------------------------------------------------------------------------
                                                                      34,154,703
                                                                      ----------

      Non-Ferrous Metals 0.5%
      --------------------------------------------------------------------------
      Lindberg Corp.                                      100,000        912,500
      --------------------------------------------------------------------------
      Lydall Inc.*                                         45,000        464,063
      --------------------------------------------------------------------------
      Packaged Ice, Inc.*                                 180,000        607,500
      --------------------------------------------------------------------------
                                                                       1,984,063
                                                                      ----------

      Paper & Forest Products 0.2%
      --------------------------------------------------------------------------
      Rock-Tenn Co. Cl. A                                  74,000      1,068,375
                                                                      ----------

      Real Estate & Construction 0.3%
      --------------------------------------------------------------------------
      Castle & Cooke Inc.*                                 77,400      1,190,025
                                                                      ----------

      Textile & Products 0.7%
      --------------------------------------------------------------------------
      Carlyle Industries Inc.*                            110,939         90,138
      --------------------------------------------------------------------------
      Interface Inc. Cl. A                                100,000        512,500
      --------------------------------------------------------------------------
      Polymer Group Inc.*                                 150,000      2,212,500
      --------------------------------------------------------------------------
                                                                       2,815,138
                                                                      ----------
      Total Materials & Processing                                    87,990,354
                                                                      ----------

      Other 2.5% of net assets
      ==========================================================================

      Multi-Sector 2.5%
      --------------------------------------------------------------------------
      Commercial Intertech Corp.                           92,800     $1,119,400
      --------------------------------------------------------------------------
      Gencorp Inc.*                                        60,000      1,098,750
      --------------------------------------------------------------------------
      Gentek, Inc.                                         54,800        623,350
      --------------------------------------------------------------------------
      Global Industrial
        Technologies Inc.*                                420,000      5,118,750
      --------------------------------------------------------------------------
      CBI Distribution Trust*|X|                          102,000         44,625
      --------------------------------------------------------------------------
      Trinity Industries Inc.                              90,000      2,778,750
      --------------------------------------------------------------------------
      Total Other                                                     10,783,625
                                                                      ----------

      Other Energy 2.7% of net assets
      ==========================================================================

      Offshore Drilling 0.1%
      --------------------------------------------------------------------------
      TMBR / Sharp Drilling Inc.*                          75,000        581,250


      Oil & Gas Producers 2.4%
      --------------------------------------------------------------------------
      Cabot Oil & Gas Corp. Cl. A                          55,000        948,750
      --------------------------------------------------------------------------
      Maxx Petroleum Ltd.*                                475,000      1,875,084
      --------------------------------------------------------------------------
      Ocean Energy Inc.*                                  320,000      3,260,000
      --------------------------------------------------------------------------
      Ranger Oil Ltd.*                                    537,500      2,317,969
      --------------------------------------------------------------------------
      Titan Exploration Inc.*                             389,300      1,922,169
      --------------------------------------------------------------------------
                                                                      10,323,972
                                                                      ----------

      Oil Well Equipment & Services 0.2%
      --------------------------------------------------------------------------
      Stolt Comex Seaway SA*                               48,000        543,000
      --------------------------------------------------------------------------
      Stolt Comex Seaway SA*+                              24,000        261,000
      --------------------------------------------------------------------------
                                                                         804,000
                                                                      ----------
      Total Other Energy                                              11,709,222
                                                                      ----------

      Producer Durables 9.5% of net assets
      ==========================================================================

      Aerospace 1.6%
      --------------------------------------------------------------------------
      Curtiss-Wright Corp.                                100,000      3,225,000
      --------------------------------------------------------------------------
      Doncasters PLC*+                                     51,100        613,200
      --------------------------------------------------------------------------
      Ladish Inc.*                                        500,000      3,250,000
      --------------------------------------------------------------------------
                                                                       7,088,200
                                                                      ----------

      Industrial Products 0.7%
      --------------------------------------------------------------------------
      Denison International PLC*+                         261,700      3,074,975
                                                                      ----------

      Machine Tools 0.1%
      --------------------------------------------------------------------------
      Thermadyne Holdings Corp.*                           13,599        305,978
                                                                      ----------

      Machinery 3.8%
      --------------------------------------------------------------------------
      Candela Corp.*                                       40,000        425,000
      --------------------------------------------------------------------------
      CTB International Corp.*                             70,000        476,875
      --------------------------------------------------------------------------
      Gleason Corp.                                        25,000        420,313
      --------------------------------------------------------------------------
      Howmet International Inc.*                          206,900      2,896,600
      --------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

14 State Street Research Aurora Fund

                                                                        Market
      Issuer                                               Shares       Value
      ==========================================================================

      JLG Industries Inc.                                 110,900     $1,684,294
      --------------------------------------------------------------------------
(8)   Specialty Equipment Companies Inc.*                 310,000      7,827,500
        Machinery
      --------------------------------------------------------------------------
      Tokheim Corp.*                                      305,000      2,725,937
      --------------------------------------------------------------------------
                                                                      16,456,519
                                                                     -----------

      Miscellaneous Producer Durables 0.5%
      --------------------------------------------------------------------------
      BE Aerospace Inc.*                                  170,000      2,029,375
                                                                     -----------

      Pollution Control & Environmental Services 0.0%
      --------------------------------------------------------------------------
      Darling International Inc.*                          50,000         68,750
      --------------------------------------------------------------------------
      Gundle / SLT Environmental Inc.*                     18,500         55,500
      --------------------------------------------------------------------------
                                                                         124,250
                                                                     -----------

      Production Technology Equipment 0.4%
      --------------------------------------------------------------------------
      Creo Products Inc.*                                  15,000        368,437
      --------------------------------------------------------------------------
      GSI Lumonics Inc.*                                  167,297        993,326
      --------------------------------------------------------------------------
      InTEST Corp.*                                        65,000        438,750
      --------------------------------------------------------------------------
                                                                       1,800,513
                                                                     -----------

      Telecommunications Equipment 2.4%
      --------------------------------------------------------------------------
      Asia Pacific Wire & Cable Corp. Ltd.*                15,000         57,187
      --------------------------------------------------------------------------
      Belden Inc.                                         230,000      4,715,000
      --------------------------------------------------------------------------
      L-3 Communications Holding Corp.*                   135,000      5,096,250
      --------------------------------------------------------------------------
      Plantronics Inc.*                                    13,000        646,750
      --------------------------------------------------------------------------
                                                                      10,515,187
                                                                     -----------
      Total Producer Durables                                         41,394,997
                                                                     -----------

      Technology 11.7% of net assets
      ==========================================================================

      Communications Technology 2.2%
      --------------------------------------------------------------------------
      Alteon Websystems, Inc.*                              7,000        658,000
      --------------------------------------------------------------------------
      Foundry Networks, Inc.*                              18,900      2,381,400
      --------------------------------------------------------------------------
      Inet Technologies, Inc.*                             55,000      2,194,844
      --------------------------------------------------------------------------
      Internap Network Services Corp.*                      9,500        423,937
      --------------------------------------------------------------------------
      ITXC Corp.*                                          20,000        636,250
      --------------------------------------------------------------------------
      Liberate Technologies, Inc.*                         20,000        842,500
      --------------------------------------------------------------------------
      Mpath Interactive, Inc.*                             15,000        172,500
      --------------------------------------------------------------------------
      NetSolve, Inc.*                                      11,700        207,675
      --------------------------------------------------------------------------
      Pairgain Technologies Inc.*                         150,000      1,912,500
      --------------------------------------------------------------------------
                                                                       9,429,606
                                                                     -----------

      Computer Software 1.5%
      --------------------------------------------------------------------------
      Best Software Inc.*                                 100,000      1,975,000
      --------------------------------------------------------------------------
      Bluestone Software, Inc.*                            19,500        450,937
      --------------------------------------------------------------------------
      Eidos PLC*+                                          20,000      1,262,500
      --------------------------------------------------------------------------
      H.T.E. Inc.*                                        320,000        660,000
      --------------------------------------------------------------------------
      Kana Communications, Inc.*                           10,000        498,750
      --------------------------------------------------------------------------
      Ontrack Data International Inc.*                     15,000         82,969
      --------------------------------------------------------------------------
      Quotesmith.com, Inc.*                                22,900        163,163
      --------------------------------------------------------------------------
      Red Hat, Inc.*                                       10,000        960,000
      --------------------------------------------------------------------------
      Vitria Technology, Inc.*                             12,000        441,000
      --------------------------------------------------------------------------
                                                                       6,494,319
                                                                     -----------

      Computer Technology 3.2%
      --------------------------------------------------------------------------
      Exabyte Corp.*                                      290,000     $1,259,688
      --------------------------------------------------------------------------
(4)   Imation Corp.*                                      345,000     10,695,000
        Data Storage
      --------------------------------------------------------------------------
      RADWARE Ltd.*                                        19,300        530,750
      --------------------------------------------------------------------------
      Verio Inc.*                                          50,000      1,550,000
      --------------------------------------------------------------------------
                                                                      14,035,438
                                                                     -----------

      Electronics 4.2%
      --------------------------------------------------------------------------
      BEI Technologies Inc.                               420,000      5,092,500
      --------------------------------------------------------------------------
      BEI Electronics Inc.*                               215,000        335,937
      --------------------------------------------------------------------------
(3)   Coherent Inc.*                                      490,000     10,933,125
        Electronic Equipment
      --------------------------------------------------------------------------
      DRS Technologies Inc.*                               56,500        565,000
      --------------------------------------------------------------------------
      II-VI, Inc.*                                         43,000        505,250
      --------------------------------------------------------------------------
      Primex Technologies, Inc.                            10,000        197,500
      --------------------------------------------------------------------------
      Watkins-Johnson Co.                                  20,000        671,250
      --------------------------------------------------------------------------
                                                                      18,300,562
                                                                     -----------

      Electronics: Semi-Conductors/Components 0.6%
      --------------------------------------------------------------------------
      Channell Commercial Corp.*                          170,000      1,721,250
      --------------------------------------------------------------------------
      Plexus Corp.*                                        35,000      1,071,875
      --------------------------------------------------------------------------
                                                                       2,793,125
                                                                     -----------
      Total Technology                                                51,053,050
                                                                     -----------

      Utilities 1.1% of net assets
      ==========================================================================

      Gas Distribution 1.0%
      --------------------------------------------------------------------------
      Western Gas Resources Inc.                          227,500      4,251,406
                                                                     -----------

      Telecommunications 0.1%
      --------------------------------------------------------------------------
      AirGate PCS, Inc.*                                   23,800        592,025
                                                                     -----------
      Total Utilities                                                  4,843,431
                                                                     -----------

      Non-US Equities 0.8% of net assets
      ==========================================================================

      --------------------------------------------------------------------------
      Fred Olsen Energy ASA*+                              54,100        460,931
      --------------------------------------------------------------------------
      Jean Coutu Group Inc. Cl. A                         150,000      3,021,847
      --------------------------------------------------------------------------
      Probe Exploration Inc.*o                            277,800         87,917
                                                                     -----------
      Total Non-US Equities                                            3,570,695
      --------------------------------------------------------------------------
      Total Common Stocks                                            389,862,503
                                                                     -----------

--------------------------------------------------------------------------------
The fund paid a total of $392,551,313 for these securities.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Portfolio Holdings September 30, 1999 CONTINUED

                                                                                                               Market
                                                                                              Shares            Value
========================================================================================================================

Short-Term Investments  3.7% of net assets

------------------------------------------------------------------------------------------------------------------------
AIM Liquid Assets Portfolio                                                                 15,395,113       $15,395,113
                                                                                                            ------------

Total Short-Term Investments                                                                                  15,395,113
                                                                                                            ============

--------------------------------------------------------------------------------
The fund paid a total of $15,395,113 for these securities.
--------------------------------------------------------------------------------

                                                        Coupon         Maturity               Amount
                                                         Rate            Date              of Principal
========================================================================================================================

Commercial Paper  11.0% of net assets

------------------------------------------------------------------------------------------------------------------------
American Express Credit Corp.                            5.25%        10/01/1999            $7,826,000         7,826,000
------------------------------------------------------------------------------------------------------------------------
American Express Credit Corp.                            5.35%        10/01/1999             7,000,000         7,000,000
------------------------------------------------------------------------------------------------------------------------
Bell Atlantic Network Funding Inc.                       5.28%        10/05/1999            11,586,000        11,579,229
------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co.                                    5.36%        10/04/1999             2,559,000         2,559,000
------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co.                                    5.30%        10/08/1999            11,046,000        11,046,000
------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co.                                    5.29%        10/14/1999             5,842,000         5,842,000
------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp.                           5.28%        10/05/1999               493,000           493,000
------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp.                           5.31%        10/14/1999             1,366,000         1,366,000
                                                                                                            ------------

Total Commercial Paper                                                                                        47,711,229
                                                                                                            ============

--------------------------------------------------------------------------------
The fund paid a total of $47,711,229 for these securities.
--------------------------------------------------------------------------------

                                                                            % of
                                                                         Net Assets
========================================================================================================================

Summary of Portfolio Assets

------------------------------------------------------------------------------------------------------------------------
Investments                                                                104.4%                           $452,968,845
------------------------------------------------------------------------------------------------------------------------
Cash and Other Assets, Less Liabilities                                     (4.4%)                           (18,479,824)
                                                                           -----                            ------------
------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                 100.0%                           $434,489,021
                                                                           =====                            ============

--------------------------------------------------------------------------------
The fund paid a total of $455,657,655 for these securities.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

16 State Street Research Aurora Fund

Federal Income Tax Information

At September 30, 1999, the net unrealized depreciation of investments based on cost for Federal income tax purposes of $456,620,979 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                     $57,149,742

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                     (60,801,876)
                                                                    -----------
                                                                    $(3,652,134)
                                                                    ===========


            The text and notes are an integral part of the financial statements.

Statement of
Assets and Liabilities  September 30, 1999
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date. It shows the fund's assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at market value                                       $452,968,845

--------------------------------------------------------------------------------
The fund paid a total of $455,657,655 for these securities.
--------------------------------------------------------------------------------

Cash                                                                      2,263
Receivable for securities sold                                        7,937,490
Receivable for fund shares sold                                       1,087,473
Dividends and interest receivable                                       567,119
Deferred organization costs and other assets                             25,052
                                                                   ------------
                                                                    462,588,242

Liabilities

Payable for collateral received on
  securities loaned                                                  15,395,113
Payable for securities purchased                                      7,761,908
Payable for fund shares redeemed                                      4,050,172
Accrued management fee                                                  309,392
Accrued distribution and service fees                                   269,926
Accrued transfer agent and shareholder services                         155,297
Accrued trustees' fees                                                   27,046
Other accrued expenses                                                  130,367
                                                                   ------------
                                                                     28,099,221
                                                                   ------------

Net Assets                                                         $434,489,021
                                                                   ============

Net Assets consist of:
  Unrealized depreciation of investments                            $(2,688,810)
  Accumulated net realized loss                                        (218,619)
  Paid-in capital                                                   437,396,450
                                                                   ------------
                                                                   $434,489,021
                                                                   ============

--------------------------------------------------------------------------------
                    Net Asset Value (NAV) of Each Share Class
  Except where noted, the NAV is the offering and the redemption price for each class.

               Net Assets   /  Number of Shares   =    NAV
         A    $146,294,967        7,691,997          $19.02*
         B(1)  $20,418,653        1,110,678          $18.38**
         B    $198,782,786       10,812,893          $18.38**
         C     $67,815,803        3,689,940          $18.38**
         S      $1,176,812           61,194          $19.23

*     Maximum offering price per share $20.18

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

18 State Street Research Aurora Fund

Statement of
Operations  For the year ended September 30, 1999
--------------------------------------------------------------------------------

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                      $4,584,554

--------------------------------------------------------------------------------
The fund paid foreign taxes of $31,425.
--------------------------------------------------------------------------------

Interest                                                              2,635,581

--------------------------------------------------------------------------------
Includes $376,035 in income from the lending of portfolio securities. As of the report date, the fund had a total of $25,279,066 of securities out on loan and was holding a total of $25,644,496 in collateral (including $15,395,113 of cash collateral) related to those loans.
--------------------------------------------------------------------------------

                                                                    -----------
                                                                      7,220,135

Expenses

Management fee                                                        3,516,380

--------------------------------------------------------------------------------
The management fee is 0.85% of average net assets, annually.
--------------------------------------------------------------------------------

Transfer agent and shareholder services                                 949,898

--------------------------------------------------------------------------------
Includes a total of $502,055 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------

Service fee-Class A                                                     333,271
Distribution and service fees - Class B(1)                               71,506
Distribution and service fees - Class B                               2,069,460
Distribution and service fees - Class C                                 648,301

--------------------------------------------------------------------------------
Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------

Custodian fee                                                           172,797
Reports to shareholders                                                 144,133
Registration fees                                                        51,545
Legal fees                                                               35,809
Audit fee                                                                30,055
Trustees' fees                                                           27,046

--------------------------------------------------------------------------------
Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees fees to affiliated trustees).
--------------------------------------------------------------------------------

Amortization of organization costs                                       14,538

--------------------------------------------------------------------------------
Organization costs were capitalized and amortized straight-line over five years.
--------------------------------------------------------------------------------

Miscellaneous                                                            41,446
                                                                    -----------
                                                                      8,106,185
Fees paid indirectly                                                    (33,376)

--------------------------------------------------------------------------------
Represents transfer agent credits earned from uninvested cash balances.
--------------------------------------------------------------------------------

                                                                    -----------
                                                                      8,072,809
                                                                    -----------
Net investment loss                                                    (852,674)
                                                                    -----------

Realized and Unrealized Gain
on Investments

Net realized gain on investments                                      1,843,995

--------------------------------------------------------------------------------
To earn this, the fund sold $269,509,295 of securities. During this same period, the fund also bought $243,667,680 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

Net unrealized appreciation of investments                           78,160,879
                                                                    -----------
Net gain on investments                                              80,004,874
                                                                    -----------
Net increase in net assets resulting
  from operations                                                   $79,152,200
                                                                    ===========


            The text and notes are an integral part of the financial statements.

Statement of
Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                    Years ended September 30
--------------------------------------------------------------------------------
                                                    1998                1999
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment loss                              $(2,437,864)         $(852,674)
Net realized gain on
  investments                                      3,061,152          1,843,995
Net unrealized appreciation
  (depreciation) of investments                 (140,139,832)        78,160,879
                                                -------------------------------
Net increase (decrease)
  resulting from operations                     (139,516,544)        79,152,200
                                                -------------------------------

Distribution from net realized gains:
  Class A                                         (2,244,173)                --
  Class B                                         (3,454,508)                --
  Class C                                         (1,036,520)                --
  Class S                                           (107,482)                --
                                                -------------------------------
                                                  (6,842,683)                --
                                                -------------------------------
Net increase (decrease) from
  fund share transactions                         59,540,188        (33,298,752)
                                                -------------------------------
Total increase (decrease)
  in net assets                                  (86,819,039)        45,853,448
                                                -------------------------------

Net Assets

Beginning of year                                475,454,612        388,635,573
                                                -------------------------------
End of year                                     $388,635,573       $434,489,021
                                                ===============================


The text and notes are an integral part of the financial statements.

20 State Street Research Aurora Fund

--------------------------------------------------------------------------------

These transactions break down by share class as follows:

                                                              Years ended September 30
                                             -------------------------------------------------------------

                                                       1998                              1999
                                             -------------------------------------------------------------

Class A                                        Shares          Amount            Shares          Amount
==========================================================================================================
Shares sold                                   5,381,653     $109,833,386        5,556,940      $95,959,404*

Issued upon reinvestment of
  distributions from net realized gains          97,354        1,913,445               --               --

Shares redeemed                              (5,606,090)    (109,702,637)      (5,359,184)     (91,802,702)
                                             -------------------------------------------------------------
Net increase (decrease)                        (127,083)      $2,044,194          197,756       $4,156,702
                                             -------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

Class B(1)(a)                                  Shares          Amount            Shares          Amount
==========================================================================================================
Shares sold                                          --               --        1,174,063      $20,609,640**

Shares redeemed                                      --               --          (63,385)      (1,087,830)***
                                             -------------------------------------------------------------
Net increase                                         --               --        1,110,678      $19,521,810
                                             -------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

Class B                                        Shares          Amount            Shares          Amount
==========================================================================================================
Shares sold                                   5,637,518     $114,054,313        2,191,760      $34,769,493**

Issued upon reinvestment of
  distributions from net realized gains         119,083        2,282,631               --               --

Shares redeemed                              (3,403,166)     (63,417,674)      (5,338,722)     (86,005,542)***
                                             -------------------------------------------------------------
Net increase (decrease)                       2,353,435      $52,919,270       (3,146,962)    ($51,236,049)
                                             -------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

Class C                                        Shares          Amount            Shares          Amount
==========================================================================================================
Shares sold                                   2,088,859      $42,044,189        1,879,939      $31,150,039

Issued upon reinvestment of
  distributions from net realized gains          31,557          603,253               --               --

Shares redeemed                              (1,340,390)     (25,018,589)      (2,272,628)     (36,944,284)****
                                             -------------------------------------------------------------
Net increase (decrease)                         780,026      $17,628,853         (392,689)     ($5,794,245)
                                             -------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

Class S                                        Shares          Amount            Shares          Amount
==========================================================================================================
Shares sold                                       9,023         $187,858           57,888         $904,426

Issued upon reinvestment of
  distributions from net realized gains           5,331          107,482               --               --

Shares redeemed                                (664,232)     (13,347,469)         (44,784)        (851,396)
                                             -------------------------------------------------------------
Net increase (decrease)                        (649,878)    ($13,052,129)          13,104          $53,030
                                             -------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

      The trustees have the authority to issue an unlimited number of fund shares, with a $.001 par value per share.

* Includes $226,638 and $193,838 in sales charges collected by the distributor and MetLife.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $119,330 and $210,355 for Class B(1) and Class B, were paid by the distributor, not the fund.

*** Includes $16,804 and $928,580 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $15,346 in deferred sales charges collected by the distributor.

(a)   January 1, 1999 (commencement of share class) to September 30, 1999.

--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

These provide a summary of each share class's financial performance for the past five fiscal years.

                                                                               Class A
                                                  ==================================================================

                                                                      Years ended September 30
                                                  ------------------------------------------------------------------
Per Share Data                                    1995 (c)        1996 (a)      1997 (a)      1998 (a)      1999 (a)
====================================================================================================================
Net asset value, beginning of year ($)              9.55           11.13         15.14         20.71         15.47
                                                   -----           -----         -----         -----         -----

 Net investment income (loss) ($)*                  0.07           (0.06)         0.03          0.02          0.05

 Net realized and unrealized gain (loss)
 on investments ($)                                 1.51            4.66          9.02         (5.03)         3.50
                                                   -----           -----         -----         -----         -----

Total from investment operations ($)                1.58            4.60          9.05         (5.01)         3.55
                                                   -----           -----         -----         -----         -----

 Dividend from net investment income ($)              --           (0.09)           --            --            --

 Distributions from capital gains ($)                 --           (0.50)        (3.48)        (0.23)           --
                                                   -----           -----         -----         -----         -----

Total distributions ($)                               --           (0.59)        (3.48)        (0.23)           --
                                                   -----           -----         -----         -----         -----

Net asset value, end of year ($)                   11.13           15.14         20.71         15.47         19.02
                                                   =====           =====         =====         =====         =====

Total return (%)(b)                                16.54(e)        43.63         72.70        (24.42)        22.88

Ratios/Supplemental Data
====================================================================================================================

Net assets at end of year ($ thousands)            5,782           1,110       157,853       115,973       146,295

Expense ratio (%)*                                  1.45(f)         1.45          1.34          1.39          1.46

Expense ratio after expense reductions (%)*         1.45(f)         1.45          1.34          1.39          1.45

Ratio of net investment income (loss) to
average net assets (%)*                             1.05(f)        (0.56)         0.17          0.09          0.30

Portfolio turnover rate (%)                        47.34          124.79         25.03         67.80         65.13

*Reflects voluntary reduction of
expenses per share of these amounts ($)             0.15            0.32          0.02            --            --

                                                               Class B(1)
                                                       =========================

                                                       Period ended September 30
                                                       -------------------------

Per Share Data                                                 1999 (a)(d)
================================================================================

Net asset value, beginning of period ($)                         16.17
                                                                 -----

 Net investment loss ($)                                         (0.03)

 Net realized and unrealized gain
 on investments ($)                                               2.24
                                                                 -----

Total from investment operations ($)                              2.21
                                                                 -----

Net asset value, end of period ($)                               18.38
                                                                 =====

Total return (%)(b)                                              13.61(e)

Ratios/Supplemental Data
================================================================================

Net assets at end of period ($ thousands)                       20,419

Expense ratio (%)                                                 2.10(f)

Expense ratio after expense reductions (%)                        2.09(f)

Ratio of net investment loss to
average net assets (%)                                           (0.24)(f)

Portfolio turnover rate (%)                                      65.13


The text and notes are an integral part of the financial statements.

22 State Street Research Aurora Fund

                                                                               Class B
                                                  ==================================================================

                                                                       Years ended September 30
                                                  ------------------------------------------------------------------
Per Share Data                                    1995 (c)        1996 (a)      1997 (a)      1998 (a)      1999 (a)
====================================================================================================================
Net asset value, beginning of year ($)              9.55           11.08         15.02         20.33         15.07
                                                   -----           -----         -----         -----         -----

 Net investment income (loss) ($)*                  0.02           (0.17)        (0.09)        (0.13)        (0.08)

 Net realized and unrealized gain (loss)
 on investments ($)                                 1.51            4.65          8.88         (4.90)         3.39
                                                   -----           -----         -----         -----         -----

Total from investment operations ($)                1.53            4.48          8.79         (5.03)         3.31
                                                   -----           -----         -----         -----         -----

 Dividend from net investment income ($)              --           (0.04)           --            --            --

 Distributions from capital gains ($)                 --           (0.50)        (3.48)        (0.23)           --
                                                   -----           -----         -----         -----         -----

Total distributions ($)                               --           (0.54)        (3.48)        (0.23)           --
                                                   -----           -----         -----         -----         -----

Net asset value, end of year ($)                   11.08           15.02         20.33         15.07         18.38
                                                   =====           =====         =====         =====         =====

Total return (%)(b)                                16.02(e)        42.52         71.34        (24.98)        21.90

Ratios/Supplemental Data
====================================================================================================================

Net assets at end of year ($ thousands)              116             165       235,938       210,408       198,783

Expense ratio (%)*                                  2.20(f)         2.20          2.08          2.15          2.21

Expense ratio after expense reductions (%)*         2.20(f)         2.20          2.08          2.15          2.20

Ratio of net investment income (loss) to
average net assets (%)*                             0.32(f)        (1.38)        (0.55)        (0.68)        (0.46)

Portfolio turnover rate (%)                        47.34          124.79         25.03         67.80         65.13

*Reflects voluntary reduction of
expenses per share of these amounts ($)             0.15            0.32          0.01            --            --

                                                                             Class C
                                                 ==============================================================

                                                                    Years ended September 30
                                                 --------------------------------------------------------------
Per Share Data                                   1995 (c)       1996 (a)     1997 (a)     1998 (a)     1999 (a)
===============================================================================================================
Net asset value, beginning of year ($)             9.55          11.08        15.02        20.32        15.06
                                                  -----          -----        -----        -----        -----

 Net investment income (loss) ($)*                 0.02          (0.17)       (0.09)       (0.13)       (0.08)

 Net realized and unrealized gain (loss)
 on investments ($)                                1.51           4.65         8.87        (4.90)        3.40
                                                  -----          -----        -----        -----        -----

Total from investment operations ($)               1.53           4.48         8.78        (5.03)        3.32
                                                  -----          -----        -----        -----        -----

 Dividend from net investment income ($)             --          (0.04)          --           --           --

 Distributions from capital gains ($)                --          (0.50)       (3.48)       (0.23)          --
                                                  -----          -----        -----        -----        -----

Total distributions ($)                              --          (0.54)       (3.48)       (0.23)          --
                                                  -----          -----        -----        -----        -----

Net asset value, end of year ($)                  11.08          15.02        20.32        15.06        18.38
                                                  =====          =====        =====        =====        =====

Total return (%)(b)                               16.02(e)       42.52        71.26       (25.00)       21.98

Ratios/Supplemental Data
===============================================================================================================

Net assets at end of year ($ thousands)             116            165       67,121       61,504       67,816

Expense ratio (%)*                                 2.20(f)        2.20         2.09         2.15         2.21

Expense ratio after expense reductions (%)*        2.20(f)        2.20         2.09         2.15         2.20

Ratio of net investment income (loss) to
average net assets (%)*                            0.32(f)       (1.38)       (0.58)       (0.68)       (0.45)

Portfolio turnover rate (%)                       47.34         124.79        25.03        67.80        65.13

*Reflects voluntary reduction of
expenses per share of these amounts ($)            0.15           0.32         0.01           --           --

(a)   Per-share figures have been calculated using the average shares method.
(b)   Does not reflect any front-end or contingent deferred sales charges.
(c)   February 13, 1995 (commencement of operations) to September 30, 1995.
(d)   January 1, 1999 (commencement of share class) to September 30, 1999.
(e)   Not annualized.
(f)   Annualized.


            The text and notes are an integral part of the financial statements.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

                                                                             Class S
                                                 ==============================================================

                                                                    Years ended September 30
                                                 --------------------------------------------------------------
Per Share Data                                   1995 (c)       1996 (a)     1997 (a)     1998 (a)     1999 (a)
===============================================================================================================
Net asset value, beginning of year ($)             9.55          11.15        15.18        20.83        15.60
                                                  -----          -----        -----        -----        -----

 Net investment income (loss) ($)*                 0.09          (0.06)       (0.00)        0.10         0.10

 Net realized and unrealized gain (loss)
 on investments ($)                                1.51           4.70         9.13        (5.10)        3.53
                                                  -----          -----        -----        -----        -----

Total from investment operations ($)               1.60           4.64         9.13        (5.00)        3.63
                                                  -----          -----        -----        -----        -----

 Dividend from net investment income ($)             --          (0.11)          --           --           --

 Distributions from capital gains ($)                --          (0.50)       (3.48)       (0.23)          --
                                                  -----          -----        -----        -----        -----

Total distributions ($)                              --          (0.61)       (3.48)       (0.23)          --
                                                  -----          -----        -----        -----        -----

Net asset value, end of year ($)                  11.15          15.18        20.83        15.60        19.23
                                                  =====          =====        =====        =====        =====

Total return (%)(b)                               16.75(e)       43.95        73.10       (24.23)       23.21

Ratios/Supplemental Data
===============================================================================================================

Net assets at end of year ($ thousands)             117          7,752       14,542          750        1,177

Expense ratio (%)*                                 1.20(f)        1.20         1.16         1.04         1.21

Expense ratio after expense reductions (%)*        1.20(f)        1.20         1.16         1.04         1.20

Ratio of net investment income (loss) to
average net assets (%)*                            1.32(f)       (0.43)       (0.02)        0.53         0.54

Portfolio turnover rate (%)                       47.34         124.79        25.03        67.80        65.13

*Reflects voluntary reduction of
expenses per share of these amounts ($)            0.15           0.32         0.12           --           --

(a)   Per-share figures have been calculated using the average shares method.
(b)   Does not reflect any front-end or contingent deferred sales charges.
(c)   February 13, 1995 (commencement of operations) to September 30, 1995.
(d)   January 1, 1999 (commencement of share class) to September 30, 1999.
(e)   Not annualized.
(f)   Annualized.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Capital Trust and the Shareholders of
State Street Research Aurora Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Aurora Fund (a series of State Street Research Capital Trust, hereafter referred to as the "Trust") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 5, 1999


The text and notes are an integral part of the financial statements.

24 State Street Research Aurora Fund

Board of Trustees

Ralph F. Verni
Chairman of the Board, President,
Chief Executive Officer and Director,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the Board
and Chief Financial Officer,
St. Regis Corp.

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve
System and Chairman and Commissioner of the Commodity Futures Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.
President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

State Street Research Aurora Fund
--------------------------------------------------------------------------------

Report on Special Meeting of Shareholders

A Special Meeting of Shareholders of the State Street Research Aurora Fund ("Fund"), along with shareholders of other series of State Street Research Capital Trust ("Trust"), was convened on April 6, 1999 ("Meeting"). The results of the Meeting are set forth below.

Action on Proposal

The following persons were elected as Trustees:

                                                      Votes (millions of shares)

                                                         For         Withheld
--------------------------------------------------------------------------------
Bruce R. Bond                                            51.8           1.5

Steve A. Garban                                          51.8           1.5

Malcolm T. Hopkins                                       51.6           1.6

Susan M. Phillips                                        51.7           1.5

Glossary

      12b-1 fees -- Fees paid from mutual fund assets for personal services and for the maintenance of shareholder accounts and distribution and marketing expenses. The fees are named after the SEC rule that permits them.

      average shares method -- The practice of basing a fund's calculations for a given period on the average number of shares that were outstanding during that period.

      Nasdaq -- The stock price quotation system operated by the National Association of Securities Dealers. The Nasdaq system operates as a clearing house for transaction data about stocks that are traded "over the counter" around the U.S.

      New York Stock Exchange -- The largest stock exchange in the United States, and the place where many of the largest company stocks are listed. Unlike the Nasdaq system, the NYSE is a physical exchange, with all trading occurring on the exchange's trading floor on Wall Street.

      Principal Amount -- With bonds and certain other debt securities, the amount of the underlying principal of the security. When the security matures, the issuer is obligated to repay this amount to the holder of the security. Also called "face value" or "par value".


26 State Street Research Aurora Fund

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Contact Information for
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--------------------------------------------------------------------------------

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OverView
--------------------------------------------------------------------------------

For more information on the products and services mentioned in OverView, our shareholder newsletter, visit our Web site at www.ssrfunds.com

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

Aggressive
              Growth Funds
              Global Resources Fund
              Emerging Growth Fund
              Capital Fund
              Aurora Fund
              International Equity Fund
              Growth Fund
              Galileo Fund
              Legacy Fund

              Growth & Income Funds
              Argo Fund
[GRAPHIC]     Investment Trust
              Alpha Fund
              Strategic Growth & Income Fund
              Strategic Income Plus Fund

              Income Funds
              High Income Fund
              Strategic Income Fund
              New York Tax-Free Fund
              Tax-Exempt Fund
              Government Income Fund
              Money Market Fund
Conservative

State Street Research
--------------------------------------------------------------------------------

                                       FYI

o State Street Research has completed Y2K compliance testing. Visit our Web site at www.ssrfunds.com to learn more.

o Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-800-562-0032 to learn more.

o Rudy Kluiber, portfolio manager for State Street Research Aurora Fund, was featured in the October 31, 1999 edition of the New York Times.

                  --------------------------------------------
                                    [GRAPHIC]

                                     DALBAR
                              HONORS COMMITMENT TO:
                                    INVESTORS
                                      1998
                  --------------------------------------------
                      for Excellence in Shareholder Service

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Aurora Fund prospectus. When used after December 31, 1999, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus on any State Street Research Fund call 1-800-562-0032. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

Control Number:(exp1100)SSR-LD                                      AR-416G-1199